WILLIAM BLAIR FUNDS

150 NORTH RIVERSIDE PLAZA

CHICAGO, ILLINOIS 60606

(312) 364-8000

1-800-635-2886

STATEMENT OF ADDITIONAL INFORMATION

Growth Fund

Class (Ticker): N (WBGSX) I (BGFIX) R6 (BGFRX)

Large Cap Growth Fund

Class (Ticker): N (LCGNX) I (LCGFX) R6 (LCGJX)

Mid Cap Value Fund

Class (Ticker): I (WVMIX) R6 (WVMRX)

Small-Mid Cap Core Fund

Class (Ticker): I (WBCIX) R6 (WBCRX)

Small-Mid Cap Growth Fund

Class (Ticker): N (WSMNX) I (WSMDX) R6 (WSMRX)

Small-Mid Cap Value Fund

Class (Ticker): I (ISMVX) R6 (RSMVX)

Small Cap Growth Fund

Class (Ticker): N (WBSNX) I (WBSIX) R6 (WBSRX)

Small Cap Value Fund

Class (Ticker): N (WBVNX) I (ICSCX) R6 (WBVRX)

Global Leaders Fund

Class (Ticker): N (WGGNX) I (WGFIX)
R6 (BGGIX)

International Leaders Fund

Class (Ticker): N (WILNX) I (WILIX) R6 (WILJX)

International Growth Fund

Class (Ticker): N (WBIGX) I (BIGIX) R6 (WBIRX)

Institutional International Growth Fund

Ticker: (WBIIX)

International Small Cap Growth Fund

Class (Ticker): N (WISNX) I (WISIX) R6 (WIISX)

Emerging Markets Leaders Fund

Class (Ticker): N (WELNX) I (WBELX) R6 (WELIX)

Emerging Markets Growth Fund

Class (Ticker): N (WBENX) I (WBEIX) R6 (BIEMX)

Emerging Markets ex China Growth Fund

Class (Ticker): I (WXCIX) R6 (WXCRX)

Emerging Markets Small Cap Growth Fund

Class (Ticker): N (WESNX) I (BESIX) R6 (WESJX)

China Growth Fund

Class (Ticker): I (WICGX) R6 (WRCGX)

May 1, 2026,

as revised November 2, 2026

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the corresponding Prospectus of the above listed Funds dated May 1, 2026, as supplemented. The audited financial statements for the Funds for the fiscal year or period, as applicable, ended December  31, 2025 and the Report of Independent Registered Public Accounting Firm thereon are incorporated by reference from the financial statements and other information filed with the U.S. Securities and Exchange Commission (“SEC”) on Form N-CSR (“Financial Statements and Other Information”) for the year ended December  31, 2025. The Prospectus and the Financial Statements and Other Information for the Funds may be obtained without charge by calling William Blair Funds (the “Trust”) at the number listed above and on the Funds’ website (https://im.williamblair.com/investments/resources-us#prospectuses-and-reports-tab).

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MANAGEMENT OF THE TRUST

Investment Adviser. As stated in the Prospectus, William Blair Investment Management, LLC (“Adviser” or “WBIM”) is the investment adviser and manager for each Fund. Pursuant to a management agreement (the “Management Agreement”), the Adviser acts as each Fund’s adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its partners or employees to serve without compensation as Trustees or Officers of the Fund if elected to such positions. In addition to the management fee, each Fund pays the expenses of its operations, including a portion of the Trust’s general administrative expenses, allocated on the basis of the Fund’s net assets. Expenses that will be borne directly by each Fund include, but are not limited to, the following: the fees and expenses of independent auditors, counsel, custodian and transfer agent, costs of reports and notices to shareholders, printing, postage, costs of calculating net asset value, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying each Fund and its shares for distribution under federal and state securities laws and membership dues in the Investment Company Institute or any similar organization.

In rendering investment advisory services, the Adviser may use the portfolio management, research and other resources of William Blair International, Ltd. (U.K.) (“William Blair U.K.”), an affiliate of the Adviser. William Blair U.K. is not registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. William Blair U.K. has entered into a Memorandum of Understanding (“MOU”) with the Adviser pursuant to which William Blair U.K. is considered a “participating affiliate” of the Adviser as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered adviser. Investment professionals from William Blair U.K. may render portfolio management, research and other services to the Funds under the MOU and are subject to supervision by the Adviser.

The Management Agreement continues in effect from year to year for each Fund for so long as its continuation is approved at least annually (a) by a majority of the Trustees who are not parties to such Management Agreement or interested persons of any such party except in their capacity as Trustees of the Trust and (b) by the shareholders of the Fund or the Board of Trustees. The Management Agreement may be terminated at any time upon 60 days’ notice by either party. A Fund may terminate the Management Agreement either by vote of the Board of Trustees or by majority vote of the outstanding shares of the Fund. The Management Agreement may also be terminated at any time either by vote of the Board of Trustees or by majority vote of the outstanding voting shares of a Fund if the Adviser were determined to have breached the Management Agreement. The Management Agreement will terminate automatically upon assignment. The Management Agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

Upon termination of the Management Agreement and when so requested by the Adviser, the Trust or a Fund will refrain from using the name “William Blair” in its name or in its business in any form or combination.

William Blair & Company, L.L.C. is the principal underwriter and distributor of the Trust and is referred to herein as the “Distributor” or “WBC.” WBIM and WBC are referred to herein collectively as “William Blair.”

WBIM and WBC are limited liability companies that are 100% owned by WBC Holdings, L.P., a limited partnership. The affairs of WBIM and WBC are controlled by the general partner of WBC Holdings, L.P., WBC GP L.L.C., which in turn, is controlled by the Executive Committee. The Executive Committee is comprised of Cissie Citardi, Ryan J. DeVore, Brent W. Gledhill, Robert D. Kendall, Scott McLaughlin, Beth A. Satterfield, Steven R. Tole, Michael W. Trimberger and Matthew M. Zimmer.

Management Fees. For the services and facilities furnished by the Adviser under the Management Agreement, each Fund pays the Adviser a management fee, which is accrued daily and paid monthly the following month. The annual rate for each Fund expressed as a percentage of average daily net assets is as follows:

Fund	% of Average Daily Net Assets
Growth Fund	0.75%
Large Cap Growth Fund	0.60%
Mid Cap Value Fund	0.70%
Small-Mid Cap Core Fund	0.90%
Small-Mid Cap Growth Fund	0.94%
Small-Mid Cap Value Fund	0.80%
Small Cap Growth Fund	0.94%
Small Cap Value Fund	0.75%
Global Leaders Fund	0.85%
International Leaders Fund	0.85%
International Growth Fund:
First $10 billion	0.85%
Next $5 billion	0.825%
In excess of $15 billion	0.80%
Institutional International Growth Fund:
First $10 billion	0.85%
Next $5 billion	0.825%
In excess of $15 billion	0.80%
International Small Cap Growth Fund	1.00%
Emerging Markets Leaders Fund	0.94%
Emerging Markets Growth Fund	0.94%
Emerging Markets ex China Growth Fund	0.94%
Emerging Markets Small Cap Growth Fund	1.10%
China Growth Fund	0.94%

Expense Waivers. The Adviser has entered into a contractual agreement with each Fund listed below to waive fees and/or reimburse expenses, if necessary, in order to limit the Fund’s operating expenses (excluding interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) for each class to the levels reflected in the table below until April 30, 2027. The agreement may not be terminated prior to April 30, 2027, with respect to any Fund, except with approval of the Board of Trustees, or the termination of the Management Agreement.

With respect to the Small-Mid Cap Value Fund, the Adviser is entitled to recoupment of previously waived fees and reimbursed expenses for a period of three years subsequent to the Fund’s commencement of operations (August 17, 2023) to the extent that such recoupment does not cause the Fund’s annual Fund operating expenses (after the recoupment is taken into account) to exceed both (1) the expense limit in place when such amounts were waived or reimbursed, and (2) the Fund’s current expense limitation.

Fund	Class N	Class I	Class R6/ Institutional
Growth Fund	1.20%	0.95%	0.90%
Large Cap Growth Fund	0.90%	0.65%	0.60%
Mid Cap Value Fund	N/A	0.75%	0.70%
Small-Mid Cap Core Fund	N/A	0.95%	0.90%
Small-Mid Cap Growth Fund	1.24%	0.99%	0.94%
Small-Mid Cap Value Fund	N/A	0.85%	0.80%

Fund	Class N	Class I	Class R6/ Institutional
Small Cap Growth Fund	1.24%	0.99%	0.94%
Small Cap Value Fund	1.15%	0.89%	0.85%
Global Leaders Fund	1.15%	0.90%	0.85%
International Leaders Fund	1.15%	0.90%	0.85%
International Growth Fund	1.15%	0.90%	0.85%
Institutional International Growth Fund	N/A	N/A	0.85%
International Small Cap Growth Fund	1.35%	1.10%	1.05%
Emerging Markets Leaders Fund	1.24%	0.99%	0.94%
Emerging Markets Growth Fund	1.24%	0.99%	0.94%
Emerging Markets ex China Growth Fund	N/A	0.99%	0.94%
Emerging Markets Small Cap Growth Fund	1.40%	1.15%	1.10%
China Growth Fund	N/A	0.99%	0.94%

For the fiscal years or period, as applicable, ended December 31, 2025, 2024 and 2023, the gross management fees incurred by each Fund, related management fee waivers, net management fees after management fee waivers and other expenses reimbursed by the Adviser were as follows:

2025	Gross Management Fee	Management Fee Waiver	Net Management Fee	Expenses Reimbursed
Growth Fund	$1,762,771	$15,403	$1,747,368	$—
Large Cap Growth Fund	16,282,271	2,297,284	13,984,987	—
Mid Cap Value Fund	11,212	11,212	—	125,291
Small-Mid Cap Core Fund	1,146,397	234,921	911,476	—
Small-Mid Cap Growth Fund	13,758,735	1,562,293	12,196,442	—
Small-Mid Cap Value Fund	26,211	26,211	—	111,156
Small Cap Growth Fund	8,710,940	1,064,600	7,646,340	—
Small Cap Value Fund	8,292,101	233,225	8,058,876	—
Global Leaders Fund	365,139	352,780	12,359	—
International Leaders Fund	9,767,696	1,153,281	8,614,415	—
International Growth Fund(1)	11,471,573	1,683,097	9,788,476	—
Institutional International Growth Fund(2)	8,234,245	590,077	7,644,168	—
International Small Cap Growth Fund	1,581,109	324,817	1,256,292	—
Emerging Markets Leaders Fund	1,336,122	346,044	990,078	—
Emerging Markets Growth Fund	8,724,275	1,262,941	7,461,334	—
Emerging Markets ex China Growth Fund	391,502	345,244	46,258	—
Emerging Markets Small Cap Growth Fund	3,976,308	886,565	3,089,743	—
China Growth Fund	18,544	18,544	—	131,285

(1)

Effective May 1, 2025, the management fee payable by the International Growth Fund was reduced to 0.85% of the first $10 billion of average daily net assets; 0.825% of the next $5 billion of average daily net assets; and 0.80% of average daily net assets over $15 billion. The Fund’s prior contractual management fee rate was 0.94% on the first $3 billion of average daily net assets; 0.90% of the next $2 billion of average daily net assets; 0.85% of the next $5 billion of average daily net assets;0.825% of the next $5 billion of average daily net assets; and 0.80% of average daily net assets over $15 billion.

(2)

Effective May 1, 2025, the management fee payable by the Institutional International Growth Fund was reduced to 0.85% of the first $10 billion of average daily net assets; 0.825% of the next $5 billion of average daily net assets; and 0.80% of average daily net assets over $15 billion. The Fund’s prior contractual management fee rate was 0.94% of the first $1.875 billion of average daily net assets; 0.90% of the next $625 million of average daily net assets; 0.875% of the next $2.5 billion of average daily net assets; 0.85% of the next $5 billion of average daily net assets; 0.825% of the next $5 billion of average daily net assets; and 0.80% of average daily net assets over $15 billion.

2024	Gross Management Fee	Management Fee Waiver	Net Management Fee	Expenses Reimbursed
Growth Fund	$1,900,686	$9,967	$1,890,719	$—
Large Cap Growth Fund	14,625,233	2,307,824	12,317,409	—
Mid Cap Value Fund	11,722	11,722	—	122,526
Small-Mid Cap Core Fund	1,753,765	310,053	1,443,712	—
Small-Mid Cap Growth Fund	18,230,608	1,916,199	16,314,409	—
Small-Mid Cap Value Fund	22,086	22,086	—	119,995
Small Cap Growth Fund	7,793,778	953,002	6,840,776	—
Small Cap Value Fund	9,942,427	264,284	9,678,143	—
Global Leaders Fund	784,670	291,708	492,962	—
International Leaders Fund	9,720,354	1,088,377	8,631,977	—
International Growth Fund	13,846,745	1,695,295	12,151,450	—
Institutional International Growth Fund	9,056,122	571,691	8,484,431	—
International Small Cap Growth Fund	2,027,445	280,617	1,746,828	—
Emerging Markets Leaders Fund	2,057,507	424,945	1,632,562	—
Emerging Markets Growth Fund	7,752,005	1,150,329	6,601,676	—
Emerging Markets ex China Growth Fund	247,929	247,929	—	36,777
Emerging Markets Small Cap Growth Fund	4,385,489	946,134	3,439,355	—
China Growth Fund	17,187	17,187	—	137,377

2023	Gross Management Fee	Management Fee Waiver	Net Management Fee	Expenses Reimbursed
Growth Fund	$1,643,785	$17,005	$1,626,780	$—
Large Cap Growth Fund	8,535,230	1,596,805	6,938,425	—
Mid Cap Value Fund	10,903	10,903	—	118,667
Small-Mid Cap Core Fund	1,431,412	272,647	1,158,765	—
Small-Mid Cap Growth Fund(1)	19,280,213	1,957,519	17,322,694	—
Small-Mid Cap Value Fund(2)	4,697	4,697	—	53,213
Small Cap Growth Fund(3)	6,282,992	618,429	5,664,563	—
Small Cap Value Fund	9,365,378	210,399	9,154,979	—
Global Leaders Fund	835,617	230,739	604,878	—
International Leaders Fund	9,143,477	989,480	8,153,997	—
International Growth Fund	13,723,440	1,715,578	12,007,862	—
Institutional International Growth Fund	8,348,747	531,242	7,817,505	—
International Small Cap Growth Fund	2,317,842	123,021	2,194,821	—
Emerging Markets Leaders Fund	2,811,449	438,918	2,372,531	—
Emerging Markets Growth Fund	6,991,965	1,155,274	5,836,691	—
Emerging Markets ex China Growth Fund	171,835	171,835	—	69,480
Emerging Markets Small Cap Growth Fund	3,871,535	680,629	3,190,906	—
China Growth Fund	15,164	15,164	—	126,872

(1)

Effective May 1, 2023, the management fee payable by the Small-Mid Cap Growth Fund was reduced to 0.94% of the Fund’s average daily net assets. The Fund’s prior contractual management fee rate was 1.00% of the Fund’s average daily net assets.

(2)	Small-Mid Cap Value Fund commenced operations on August 17, 2023.
(3)

Effective May 1, 2023, the management fee payable by the Small Cap Growth Fund was reduced to 0.94% of the Fund’s average daily net assets. The Fund’s prior contractual management fee rate 1.10% of the Fund’s average daily net assets.

Portfolio Managers

Each Fund’s portfolio manager may have responsibility for other accounts. As of December 31, 2025, unless otherwise stated, information on these other accounts is as follows:

		Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which the Advisory Fee is Based on Performance
Portfolio Manager	Funds Managed by Portfolio Manager	Registered Investment Company (“RIC”)	Other Pooled Investment Vehicles	Other Advisory Accounts	RIC	Other Pooled Investment Vehicles	Other Advisory Accounts
Alaina Anderson	International Leaders Fund	2 RICs $2,018,167,360	7 Accounts $2,282,921,411	24 Accounts $3,913,884,209	0	0	1 Account $859,463,786
Paul Birchenough	Emerging Markets Leaders Fund	1 RIC $186,593,823	3 Accounts $635,257,475	2 Accounts $438,939,012	0	0	0
Daniel Crowe	Small-Mid Cap Core Fund, Small-Mid Cap Growth Fund	1 RIC $863,376,271	8 Accounts $4,640,059,815	68 Accounts $4,078,717,063	0	0	0
Simon Fennell	International Leaders Fund, International Growth Fund, Institutional International Growth Fund, International Small Cap Growth Fund	3 RICs $2,582,169,620	10 Accounts $3,486,139,905	32 Accounts $10,106,470,864	0	0	1 Account $859,463,786
Matthew Fleming	Mid Cap Value Fund, Small-Mid Cap Value Fund, Small Cap Value Fund	1 RIC $220,083,277	0	21 Accounts $1,844,010,914	0	0	1 Account $339,010,304
James Golan	Large Cap Growth Fund	3 RICs $1,443,256,655	6 Accounts $5,489,997,101	43 Accounts $4,450,911,055	0	0	0
Mark Goodman	Mid Cap Value Fund, Small-Mid Cap Value Fund, Small Cap Value Fund	1 RIC $220,083,277	0	21 Accounts $1,844,010,914	0	0	0
Chandan Khanna	Global Leaders Fund, International Leaders Fund	0	6 Accounts $670,613,004	1 Account $16,296,161	0	0	0
Todd M. McClone	Emerging Markets Growth Fund, Emerging Markets ex China Growth Fund, Emerging Markets Small Cap Growth Fund	0	9 Accounts $6,599,242,273	11 Accounts $4,331,931,432	0	0	0
Casey Preyss	Emerging Markets Growth Fund, Emerging Markets Small Cap Growth Fund	0	8 Accounts $5,600,837,736	10 Accounts $3,969,730,574	0	0	0
David Ricci	Large Cap Growth Fund	3 RICs $1,443,256,655	6 Accounts $5,489,997,101	43 Accounts $4,450,911,055	0	0	0
Hugo Scott-Gall	Global Leaders Fund, Emerging Markets Leaders Fund	1 RIC $186,593,823	8 Accounts $1,166,480,478	3 Accounts $455,235,173	0	0	0

		Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which the Advisory Fee is Based on Performance
Portfolio Manager	Funds Managed by Portfolio Manager	Registered Investment Company (“RIC”)	Other Pooled Investment Vehicles	Other Advisory Accounts	RIC	Other Pooled Investment Vehicles	Other Advisory Accounts
Ward Sexton	Small-Mid Cap Core Fund, Small-Mid Cap Growth Fund, Small Cap Growth Fund	1 RIC $863,376,271	8 Accounts $1,963,890,634	31 Accounts $1,753,321,080	0	0	0
Arun Sharma	Growth Fund, Large Cap Growth Fund	0	1 Account $51,981,366	17 Accounts $326,935,477	0	0	0
Andrew Siepker	International Growth Fund, Institutional International Growth Fund, International Small Cap Growth Fund	1 RIC $564,002,261	3 Accounts $1,203,218,494	19 Accounts $6,328,172,555	0	0	0
Ian Smith	Emerging Markets Leaders Fund	1 RIC $186,593,823	3 Accounts $635,257,475	2 Accounts $438,939,012	0	0	0
Mark Thompson	Growth Fund, Small Cap Growth Fund	0	4 Accounts $516,370,893	38 Accounts $1,812,151,189	0	0	0
Vivian Lin Thurston	Emerging Markets Growth Fund, Emerging Markets ex China Growth Fund, China Growth Fund	0	7 Accounts $6,217,182,140	10 Accounts $4,063,696,631	0	0	0
Nicholas Zimmerman	Small-Mid Cap Growth Fund, Small-Mid Cap Core Fund	0	3 Accounts $3,140,558,708	58 Accounts $3,810,611,694	0	0	0

Since the portfolio managers manage other accounts in addition to the Funds, conflicts of interest may arise in connection with the portfolio managers’ management of the Funds’ investments on the one hand and the investments of such other accounts on the other hand. However, the Adviser has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades. For more information on the policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades, see the section entitled “Brokerage and Fund Transactions” in this Statement of Additional Information.

The compensation of the Adviser’s portfolio managers is based on the firm’s mission: “Empower Colleagues, Deliver Client Success and Engage in our Communities.” Ms. Anderson, Ms. Thurston and Messrs. Birchenough, Crowe, Fennell, Fleming, Golan, McClone, Preyss, Ricci, Scott-Gall, Sexton, Siepker, Smith, Thompson and Zimmerman are Partners of the Adviser, and Messrs. Goodman, Khanna and Sharma are Associates of the Adviser. As of December 31, 2025, compensation for Partners of the Adviser consists of a fixed base salary, a share of the firm’s profits and, in most instances, a discretionary bonus, and compensation for Associates of the Adviser consists of a fixed base salary and a discretionary bonus. The discretionary bonus as well as any potential changes to the Partners’ ownership stakes are determined by the head of William Blair’s Investment Management Department and William Blair’s Executive Committee, and are based on both quantitative and qualitative factors, rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to the Adviser and its clients. Changes in ownership stake are based on an individual’s sustained, multi-year contribution to long-term investment performance, and to William Blair’s revenue, profitability, intellectual capital and brand reputation. The compensation process is a subjective one (albeit with many checks and balances and quantitative inputs) that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account. In addition, there is no formula for evaluating the factors.

The following table sets forth, for each portfolio manager, the dollar range of shares owned in each Fund that the portfolio manager manages as of December 31, 2025, unless otherwise stated.

Portfolio Manager	Name of Fund	Dollar Range of Shares Owned
Alaina Anderson	International Leaders Fund	None
Paul Birchenough	Emerging Markets Leaders Fund	None
Daniel Crowe	Small-Mid Cap Core Fund Small-Mid Cap Growth Fund	Over $1 million Over $1 million
Simon Fennell	International Leaders Fund International Growth Fund Institutional International Growth Fund International Small Cap Growth Fund	$100,001 - $500,000 $50,001 - $100,000 None $500,001 - $1 million
Matthew Fleming	Mid Cap Value Fund Small-Mid Cap Value Fund Small Cap Value Fund	$50,001 - $100,000 $50,001 - $100,000 $50,001 - $100,000
James Golan	Large Cap Growth Fund	Over $1 million
Mark Goodman	Mid Cap Value Fund Small-Mid Cap Value Fund Small Cap Value Fund	None None None
Chandan Khanna	Global Leaders Fund International Leaders Fund(1)	None None
Todd M. McClone	Emerging Markets Growth Fund Emerging Markets ex China Growth Fund Emerging Markets Small Cap Growth Fund	$100,001 - $500,000 None $500,001 - $1 million
Casey Preyss	Emerging Markets Growth Fund Emerging Markets Small Cap Growth Fund	Over $1 million $100,001 - $500,000
David Ricci	Large Cap Growth Fund	Over $1 million
Hugo Scott-Gall	Global Leaders Fund Emerging Markets Leaders Fund	None None
Ward Sexton	Small-Mid Cap Core Fund Small-Mid Cap Growth Fund(1) Small Cap Growth Fund	Over $1 million None $500,001 - $1 million
Arun Sharma	Growth Fund Large Cap Growth Fund	None None
Andrew Siepker	International Growth Fund Institutional International Growth Fund International Small Cap Growth Fund	$10,001 - $50,000 $100,001 - $500,000 None
Ian Smith	Emerging Markets Leaders Fund	None
Mark Thompson	Growth Fund Small Cap Growth Fund	$100,001 - $500,000 $500,001 - $1 million
Vivian Lin Thurston	Emerging Markets Growth Fund Emerging Markets ex China Growth Fund China Growth Fund	None None None
Nicholas Zimmerman	Small-Mid Cap Core Fund(1) Small-Mid Cap Growth Fund	None $500,001 - $1 million

(1)	Portfolio manager became a member of the portfolio management team for this Fund after December 31, 2025.

Distributor. Pursuant to separate Underwriting and Distribution Agreements, William Blair & Company, L.L.C., 150 North Riverside Plaza, Chicago, Illinois 60606, is the principal underwriter and distributor (“Distributor” or “WBC”) for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares. The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the Trust’s shares. The Distributor is not compensated under the Underwriting Agreement.

The Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement may be terminated for a Fund at any time without penalty by the Fund or the Distributor. The Distribution Agreement may be terminated for a Fund by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Agreement, or a “majority of the outstanding voting securities” of a Fund, as defined under the Investment Company Act of 1940 (“1940 Act”). The Distribution Agreement may not be amended to increase the fee to be paid by a Fund without approval by a majority of the outstanding voting securities of the Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Distribution Agreement.

Each Fund (with the exception of the Mid Cap Value Fund, Small-Mid Cap Core Fund, Small-Mid Cap Value Fund, Institutional International Growth Fund, Emerging Markets ex China Growth Fund and China Growth Fund, which do not offer Class N shares) has also adopted a plan under Rule 12b-1 (“Distribution Plan”) that provides for fees for shareholder/distribution services for Class N shares. Because Rule 12b-1 fees are paid out of the assets of a Fund’s Class N shares on an ongoing basis, they will increase the cost of an investment in Class N shares and can cost more than other types of sales charges. For its services under the Distribution Plan, the Distributor receives a shareholder/distribution services fee from each Fund, payable monthly, at the annual rate of 0.25% of average daily net assets attributable to Class N shares, respectively, of each Fund. For the fiscal year ended December 31, 2025, the Distributor received the following in shareholder/distribution services fees from Class N shares of the Funds:

Fund	Rule 12b-1 Fee
Growth Fund	$73,693
Large Cap Growth Fund	379,328
Small-Mid Cap Growth Fund	180,882
Small Cap Growth Fund	309,902
Small Cap Value Fund	5,050
Global Leaders Fund	6,576
International Leaders Fund	67,327
International Growth Fund	627,386
International Small Cap Growth Fund	3,220
Emerging Markets Leaders Fund	2,509
Emerging Markets Growth Fund	36,427
Emerging Markets Small Cap Growth Fund	9,077

The Distribution Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to a reimbursement plan that reimburses only for expenses incurred. For the fiscal year ended December 31, 2025, the Distributor made the following payments to financial services firms who assist in distributing or promoting Class N shares of the Funds:

Fund	Compensation to Financial Services Firms
Growth Fund	$64,030
Large Cap Growth Fund	377,073
Small-Mid Cap Growth Fund	163,011
Small Cap Growth Fund	295,589
Small Cap Value Fund	4,156
Global Leaders Fund	5,567
International Leaders Fund	66,568
International Growth Fund	617,027
International Small Cap Growth Fund	2,862
Emerging Markets Leaders Fund	1,675
Emerging Markets Growth Fund	33,188
Emerging Markets Small Cap Growth Fund	8,068

For the fiscal year ended December 31, 2025, brokers at the Distributor received $62,563 of the Funds’ Rule 12b-1 fees. The Distributor also paid other Fund distribution-related expenses, including advertising, printing and mailing prospectuses to potential investors and overhead expenses.

The Distribution Plan continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Plan or a vote of at least a majority of the outstanding voting securities of Class N of each Fund. The Distribution Plan may be terminated for a Fund at any time without penalty by vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Plan or by vote of a majority of the outstanding securities of Class N shares of a Fund. If the Distribution Plan is terminated in accordance with its terms for a Fund, the obligation of a Fund to make payments to the Distributor pursuant to the Distribution Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by the Distributor in excess of its fees under the Distribution Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under the Distribution Plan may or may not be sufficient to compensate the Distributor for its expenses incurred. The Distribution Plan may not be amended to increase materially the fee to be paid by a Fund with respect to its Class N shares without approval by a majority of the outstanding voting securities of Class N shares of the Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Distribution Plan.

The Distribution Plan may benefit the Funds and their respective shareholders, by stimulating sales of shares of the Funds and assisting in increasing the asset base of the Funds which may result in greater liquidity, more investment flexibility and achievement of greater economies of scale.

The Trustees and Officers of the Trust who are also partners or employees of William Blair as indicated under “Trustees and Officers” have a direct or indirect financial interest in the Distribution Plan and related Distribution Agreement. None of the Trustees who are not interested persons of the Trust have any direct or indirect financial interest in the Distribution Plan and related Distribution Agreement.

Other Payments to Third Parties and Affiliates. The Funds may reimburse William Blair for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-

administration, sub-transfer agency and other services provided to shareholders whose shares are held of record in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. Such payments and reimbursements are made only on behalf of Class N and Class I shares of a Fund and vary, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or $15 per sub-account maintained by the intermediary.

As described in the Prospectus, William Blair, out of its own resources and without additional cost to the Funds or their shareholders, provides additional cash payments to intermediaries for the provision of services. Such payments are in addition to Rule 12b-1 fees and/or record keeping/sub-transfer agency fees paid by the Funds. Such payments may be made on behalf of Class N, Class I or Class R6 shares of a Fund.

The Distributor currently makes payments from its own assets in connection with the servicing, distribution and/or retention of Fund shares that generally range from 0.01% to 0.15% of the assets of the class serviced. These amounts are subject to change at the discretion of the Distributor.

As of May 1, 2026, William Blair anticipates that the following firms may receive additional payments as described above:

ADP Broker-Dealer, Inc.

Ameriprise Financial, Inc.

Charles Schwab & Co.

Edward D. Jones & Co. L.P.

GWFS Equities, Inc.

John Hancock Retirement Services

Lincoln Retirement Services Company LLC

LPL Financial LLC

Morgan Stanley Smith Barney LLC

National Financial Services, LLC

Nationwide Financial Services, Inc.

Pershing LLC

Principal Life Insurance Company

Raymond James Financial Services, Inc.

Reliance Trust Company

Standard Insurance Company

The Vanguard Group, Inc.

UBS Financial Services, Inc.

Valic Retirement Services Company

Voya Financial Advisors, Inc.

Wells Fargo Advisors, LLC

William Blair may enter into additional arrangements or change or discontinue existing arrangements with intermediaries at any time without notice.

In addition to the payments described above, William Blair may make payments to be a named sponsor of investment conferences at which the Funds are marketed. Such payments will be from William Blair’s own resources and will not result in any additional costs to the Funds or their shareholders.

Where permitted to do so, and in accordance with the terms of the applicable client account agreement, WBC’s Private Wealth division (“Private Wealth”) receives asset-based compensation from its clients on assets invested in a Fund. This compensation is separate from and in addition to the fees charged by the Fund. In such instances, Private Wealth has an incentive to recommend the Funds over nonproprietary funds, as the total revenue to William Blair and its affiliates is collectively greater.

In instances where Private Wealth does not receive asset-based compensation on client assets invested in a Fund’s Class I or Class R6 shares, William Blair pays Private Wealth in amounts that range from 0.10% to 0.35% of such assets. These revenue sharing payments are made in recognition of the fact that Private Wealth does not receive any 12b-1 or other sales or asset-based compensation in connection with those investments in such instances. William Blair continues to pay the relevant 12b-1 fees to Private Wealth on any assets of Private Wealth’s brokerage clients invested in any Fund’s Class N shares. However, William Blair does not make any revenue sharing payments to Private Wealth on any investments by Private Wealth clients in Class N shares. In instances where Private Wealth receives asset-based compensation from a client on assets invested in a Fund pursuant to the terms of the applicable Private Wealth client account agreement, William Blair does not make the revenue sharing payments described above.

The prospect of receiving, or the receipt of, additional compensation or promotional incentives described above by Private Wealth or intermediaries may provide Private Wealth or such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds over sales of shares of other mutual funds (or non-mutual fund investments) with respect to which Private Wealth or the intermediary does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Funds receive to invest on behalf of an investor. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and discuss this matter with your investment dealer/ intermediary.

Although the Funds may use an intermediary that sells shares of the Funds to its customers to effect portfolio transactions for the Funds, the Adviser does not consider sales of Fund shares as a factor in the selection of broker-dealers to execute those transactions.

Code of Ethics. The Trust, the Adviser and the Distributor have adopted a joint Code of Ethics (the “Code of Ethics”) in accordance with Rule 17j-1 under the 1940 Act. The Code of Ethics allows access persons to purchase and sell securities for their own accounts, subject to reporting requirements and trading restrictions. The Code of Ethics requires that such persons, among other things, pre-clear their securities transactions, with certain limited exceptions. The Code of Ethics also bans investment personnel from acquiring any securities in an initial public offering. The Code of Ethics prohibits all persons subject to the Code of Ethics from purchasing or selling any security if such person knows or reasonably should know at the time of the transaction that the security was being purchased or sold or was being considered for such purchase or sale by a Fund. Finally, the Code of Ethics prohibits members of a portfolio management team from trading a security within seven calendar days prior to a Fund or an account managed by that portfolio management team trading in that same security. The foregoing description is qualified in its entirety by the Code of Ethics, a copy of which has been filed with the SEC.

Proxy Voting Policy. The Board of Trustees of the Trust has delegated proxy voting authority to the Adviser, who has agreed to vote the Funds’ proxies according to the Adviser’s proxy voting policies and procedures. The Adviser’s Proxy Voting Policy Statement and Procedures (the “Proxy Voting Policy”) provide that the Adviser will vote proxies solely in the best interest of its clients, including the Trust, in their capacity as shareholders of a company. The Proxy Voting Policy addresses, among other things, conflicts of interest that will likely arise between the interests of the Adviser and its affiliates and the interests of the Trust and sets forth the Adviser’s procedures for voting proxies.

The Adviser has engaged Institutional Shareholder Services Inc. (the “Proxy Administrator”) to assist in the administration and voting of proxies. The Adviser’s U.S. Proxy Voting Guidelines and International Proxy Voting Guidelines (the “Guidelines”) set forth the Adviser’s general position on frequent proxy proposals, such as routine matters, shareholder rights, anti-takeover matters, proxy contests, capital structure, executive and director compensation and social and environmental issues. To the extent a particular proposal is not covered by the Guidelines, or the Guidelines provide for voting on a “case-by-case” basis, the Proxy Administrator will consult the Adviser’s Proxy Committee, which will review the issues and vote proxies based on information from the company, the Adviser’s internal analysis and third-party research services. Although the Guidelines set forth the Adviser’s general position on various proposals, the Adviser may determine under some circumstances to vote contrary to those positions. The Adviser will report any such contrary votes to the Trust’s Board of Trustees.

As indicated above, the Proxy Voting Policy describes the way in which the Adviser will address potential conflicts of interest. If any of the potential conflicts that the Adviser has identified in the Proxy Voting Policy arise with respect to a matter, the Proxy Committee will vote all such proxies in accordance with the Guidelines, unless the Guidelines have no recommendation or provide for a vote on a “case-by-case” basis. In such case, the Proxy Committee will vote consistent with the voting recommendation provided by the Proxy Administrator.

In international markets where share blocking applies, the Adviser typically will not vote proxies due to liquidity constraints. Share blocking is the “freezing” of shares for trading purposes in order to vote proxies. Share blocking typically takes place between one and twenty days before a shareholder meeting, depending on the market. While shares are frozen, they may not be traded. Therefore, there is the potential for a pending trade to fail if trade settlement falls on a date during the blocking period or a Fund would not be able to sell a security if portfolio management believed it advisable if share blocking were in effect.

Information about how the Funds voted proxies during the most recent 12-month period ended June 30 can be obtained by visiting the Trust’s website at https://im.williamblair.com/investments/resources-us#proxy-voting-tab or by visiting the SEC’s website at www.sec.gov.

Trustees and Officers.† The Trustees and Officers of the Trust, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair and other significant affiliations are set forth below. The address of each Trustee and Officer is 150 North Riverside Plaza, Chicago, Illinois 60606.

Interested Trustees

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee(3)
Cissie Citardi, 1975(4)	Trustee	Since 2021	General Counsel (since 2021), Deputy General Counsel (May 2020 to December 2020) and Partner, William Blair; formerly, General Counsel, PineBridge Investments (2016 to 2020)	21	Trustee, William Blair ETF Trust (since 2026); Director, William Blair SICAV

†

William Blair Investment Management, LLC and William Blair & Company, L.L.C. are collectively referred to in this section as “William Blair,” each of which is a wholly owned subsidiary of WBC Holdings, L.P., which is wholly owned by certain William Blair employees (employee owners are referred to as ‘partners’).

(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust.
(2)	The “Fund Complex” consists of ETFs and mutual funds in the William Blair Family of Funds, which includes William Blair ETF Trust and the Trust.
(3)	Includes directorships of public companies and other registered investment companies held during the past five years.
(4)	Ms. Citardi is an interested person of the Trust because she is a partner of William Blair.

Non-Interested Trustees

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee(3)
Vann A. Avedisian, 1964	Trustee	Since 2012	Co-founder and Partner, Newbond Holdings (real estate operations) (since 2021); formerly, Principal, Highgate Holdings (hotel investments) (2009 to 2021); co-founder and Managing Director, Oxford Capital Partners Inc. (1994 to 2006)	21	Trustee, William Blair ETF Trust (since 2026); Potbelly Sandwich Works (2001 to 2015 and since 2021)

Kathleen T. Barr, 1955	Chair of the Board	Trustee since 2013 and Chair of the Board since 2025	Retired; Chair Emeritus, Independent Directors Council (since 2022); formerly, Chairman of the Governing Council, Independent Directors Council (2020 to 2022); formerly, President, Productive Capital Management, Inc. (registered investment adviser to public entities) and Owner, KT Barr Consulting, LLC (mutual fund and investment management consulting) (2010 to 2013); prior thereto, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management	21	Trustee, William Blair ETF Trust (since 2026); Muzinich BDC, Inc. (since 2019) and Muzinich Corporate Lending Income Fund, Inc. (since 2023); Board of Governors, Investment Company Institute (since 2019); Professionally Managed Portfolios (since 2018)

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee(3)
			Company (merged with PNC Capital Advisors, LLC in 2009) (2004 to 2010)

Michelle E. Borré Massick, 1967	Trustee	Trustee since 2024	Portfolio Advisor, Tishman Capital Partners (RIA) (since 2024); Consultant, Great Rock Advisors LLC (investment management consulting) (since 2022); formerly, Founder, Financial Education Platform (2020 to 2022); formerly, Senior Portfolio Manager, Head of Fundamental Alternative Strategies, Invesco (2019 to 2020); formerly, Senior Portfolio Manager, Senior Vice President, OppenheimerFunds (2003 to 2019)	21	Trustee, William Blair ETF Trust (since 2026); Rock the Street, Wall Street (2022 to 2025)

Daniel N. Leib, 1966(4)	Trustee and Chair, Nominating and Governance Committee	Trustee since 2016 and Chair of Nominating and Governance Committee since 2023	Chief Executive Officer, Donnelley Financial Solutions, Inc. (since 2016); formerly, Executive Vice President and Chief Financial Officer (2011 to 2016) and Group Chief Financial Officer (2009 to 2011), R. R. Donnelley & Sons Company	21	Trustee, William Blair ETF Trust (since 2026); Donnelley Financial Solutions, Inc. (since 2016)

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee(3)
Dorri C. McWhorter, 1973	Trustee and Chair, Compliance Committee	Trustee since 2019 and Chair of Compliance Committee since 2021	President and Chief Executive Officer, the Executives’ Club of Chicago (since 2025); formerly, President and Chief Executive Officer, YMCA of Metropolitan Chicago (2021 to 2025); Chief Executive Officer, YWCA Metropolitan Chicago (2013 to 2021); Partner, Crowe LLP (2008 to 2013)	21	Trustee, William Blair ETF Trust (since 2026); NexPoint Funds (open-end funds, closed-end funds and business development company (since 2022); Highland Funds (since 2022); Skyway Concession Company, LLC (since 2018); Green Thumb Industries, Inc. (2022); Lifeway Foods, Inc. (since 2020); LanzaTech Global, Inc. (since 2023)

Steven R. Zenz, 1954	Trustee and Chair, Audit Committee	Trustee since 2018 and Chair of Audit Committee since 2021	Consultant, Steven R. Zenz Consulting LLC (merger and acquisition transactions and SEC reporting and filings) (since 2011); formerly, Partner, KPMG LLP (1987 to 2010)(5)	21	Trustee, William Blair ETF Trust (since 2026); Engine Media Holdings, Inc. (media group supporting esports, news streaming and gaming) (2020 to 2021); Frankly Inc. (technology products/services for media industry) (2016 to 2020)

*	Includes directorships of public companies and other registered investment companies held during the past five years.
(1)

Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust. Retirement for Independent Trustees occurs no later than at the conclusion of the calendar year that occurs after the Independent Trustee’s 75th birthday.

(2)	The “Fund Complex” consists of ETFs and mutual funds in the William Blair Family of Funds, which includes William Blair ETF Trust and the Trust.
(3)	Includes directorships of public companies and other registered investment companies held during the past five years.

(4)

The Trust and William Blair use Donnelley Financial Solutions, Inc. (“DFIN”) for financial printing and other services. DFIN is a public company. The Trust and William Blair in the aggregate paid DFIN approximately $302,000 and $315,000 in 2024 and 2025, respectively, for the services provided. DFIN’s revenue was approximately $782 million in 2024 and $767 million in 2025. Mr. Leib, as the Chief Executive Officer of DFIN, is not directly involved in any of the services provided to the Trust or William Blair and his compensation is not materially affected by the fees DFIN receives from the Trust and William Blair.

(5)	The Trust engages KPMG to provide foreign tax services in Taiwan. KPMG does not provide audit or audit-related services to the Trust.

Officers

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
Lisa Rusch, 1970	President Senior Vice President Vice President	Since 2025 2020-2025 2018-2020	Partner, William Blair (since 2020); formerly, Associate, William Blair

Alaina Anderson, CFA, 1975	Senior Vice President	Since 2021	Partner, William Blair

Paul Birchenough, 1982	Senior Vice President Vice President	Since 2025 2024-2025	Partner, William Blair (since 2025); formerly, Associate, William Blair (2024-2025); formerly, Newton Investment Management (2020-2024); AXA Investment Managers (2011-2020)

Daniel Crowe, CFA, 1972	Senior Vice President	Since 2016	Partner, William Blair

Robert J. Duwa, CFA, 1967	Senior Vice President	Since 2019	Partner, William Blair

Simon Fennell, 1969	Senior Vice President	Since 2013	Partner, William Blair

Matthew Fleming, CFA, 1973	Senior Vice President Vice President	Since 2026 2022-2026	Partner, William Blair (since 2026); formerly, Associate, William Blair (2021-2026); Investment Counselors of Maryland, LLC (2008-2021)

James Golan, CFA, 1961	Senior Vice President	Since 2005	Partner, William Blair

Todd M. McClone, CFA, 1968	Senior Vice President	Since 2005	Partner, William Blair

Casey Preyss, CFA, 1976	Senior Vice President	Since 2015	Partner, William Blair

David Ricci, CFA, 1958	Senior Vice President	Since 2006	Partner, William Blair

Hugo Scott-Gall, 1971	Senior Vice President	Since 2021	Partner, William Blair

Ward Sexton, CFA, 1974	Senior Vice President	Since 2016	Partner, William Blair

Andrew Siepker, CFA, 1981	Senior Vice President	Since 2022	Partner, William Blair

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
Ian Smith, 1978	Senior Vice President Vice President	Since 2025 2024-2025	Partner, William Blair (since 2025); formerly, Associate, William Blair (since 2024-2025); formerly, Newton Investment Managers (2020-2024); formerly, AXA Investment Managers (2012-2020)

Mark Thompson, CFA, 1976	Senior Vice President	Since 2020	Partner, William Blair

Vivian Lin Thurston, CFA, 1972	Senior Vice President	Since 2021	Partner, William Blair

Dan Zelazny, 1971	Senior Vice President	Since 2019	Partner, William Blair (since 2024); formerly, Associate, William Blair (2019-2024)

Nicholas Zimmerman, CFA, 1980	Senior Vice President	Since 2023	Partner, William Blair (since 2022); formerly, Associate, William Blair

Mark Goodman, CFA, 1978	Vice President	Since 2025	Associate, William Blair (since 2025); formerly Portfolio Manager and Senior Analyst, Wellington Management Company (2019-2025)

Chandan Khanna, 1980	Vice President	Since 2025	Associate, William Blair (since 2025); formerly Senior Partner and Portfolio Manager at Eighteen48 Partners (2020-2025)

Arun Sharma, 1980	Vice President	Since 2025	Associate, William Blair (since 2025); formerly Portfolio Manager, Cohen & Steers (2019-2025)

E. Laura Simsic, 1975	Chief Compliance Officer	Since 2025	Associate, William Blair

Daniel Carey, 1977	Chief Legal Officer and Assistant Secretary	Since 2023	Associate, William Blair

John M. Raczek, 1970	Treasurer Assistant Treasurer	Since 2019 2010-2019	Associate, William Blair

Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair

David M. Cihak, 1982	Assistant Treasurer	Since 2019	Associate, William Blair

(1)

The Trust’s Officers, except the Chief Compliance Officer, are elected annually by the Board of Trustees. The Trust’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of Independent Trustees. Length of Time Served for all Officers indicates the year the individual became an Officer of the Trust.

Board of Trustees. The primary responsibility of the Board of Trustees is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust. The Trust’s day-to-day operations are managed by the Adviser and other service providers who have been approved by the Board. The Board is currently comprised of eight trustees, six of whom are classified under the 1940 Act as “non-interested” persons of the Trust (“Independent Trustees”) and two of whom are classified as an “interested” person of the Trust (“Interested Trustee”). In light of the general characteristics of the Trust, including the number of Funds, the nature of the Funds’ investments and the historical relationship between the Trust and the Adviser, the Board has developed a governance structure that fosters the type of meaningful dialogue between the Adviser and the Independent Trustees that results in an appropriate balance of cooperation with and oversight of the Adviser.

To enhance the independence of the Board, the Board has appointed an Independent Trustee to serve as Board Chair. The Board Chair is responsible for, among other things: (i) presiding at all Board and, if present, shareholder meetings; (ii) reviewing and discussing in advance with the Adviser and counsel the agendas and other materials for quarterly and special Board and Committee meetings; (iii) serving as chair of Independent Trustee meetings and executive sessions and coordinating the activities of the Independent Trustees; (iv) working with counsel to guide the annual contract review process; (v) serving as the principal contact for and facilitating communication between the Independent Trustees and the Adviser and counsel; and (vi) any other duties that the Independent Trustees may delegate to the Board Chair.

Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law. The Board has established three standing committees, the Audit Committee, the Nominating and Governance Committee and the Compliance Committee, each comprised entirely of the Independent Trustees, to which it has delegated certain responsibilities as described below. Each of the three standing Committees reports its activities to the Board on a regular basis. The Board and its committees meet regularly throughout the year to oversee the Trust’s activities, including reviewing at one or more meetings, the Trust’s arrangements with the Adviser and other service providers, the operation of the Trust’s investment policies, compliance and regulatory matters and the Funds’ investment performance. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. As part of its general oversight of the Trust, the Board is involved in the risk oversight of the Trust directly and through its committees. The Board reviews the investment performance of the Funds with the Adviser, including meeting regularly with portfolio managers, at its regularly scheduled quarterly Board meetings. In addition, the Board must approve any material changes to a Fund’s investment policies or restrictions. With respect to compliance matters, the Board is involved in compliance oversight directly and through its Compliance Committee. The Trust’s Chief Compliance Officer provides the annual compliance report required by Rule 38a-1 under the 1940 Act. With respect to valuation, the Board and its Audit Committee oversee the Adviser’s performance of its duties as the Funds’ “valuation designee” responsible for performing fair value determinations for the Funds. The Audit Committee is responsible for monitoring the Trust’s accounting policies, financial reporting and internal control systems, as well as the work of the independent auditors. On a quarterly basis, the Audit Committee also reviews a report from the Chief Compliance Officer and the pricing committee on valuation and pricing matters. The Compliance Committee is primarily responsible for overseeing the administration and operation of the compliance policies and procedures of the Trust and its service providers and assisting the Board in fulfilling its responsibility to oversee regulatory and compliance matters involving the Trust. The Compliance Committee receives a quarterly report from the Chief Compliance Officer regarding the operation of the Trust’s compliance policies and procedures, including any material compliance issues that arose during the quarter and meets in executive session with the Chief Compliance Officer at its quarterly meetings. The Nominating and Governance Committee is primarily responsible for the selection of individuals who would qualify to serve as Independent

Trustees and the nomination of Trustees for Board membership and for overseeing the administration of the Trust’s Governance Guidelines and Procedures.

The members of the Audit Committee, all of whom are Independent Trustees, are Mr. Zenz (Chair), Ms. Barr, Ms. Borré Massick, Ms. McWhorter and Messrs. Avedisian and Leib. The Audit Committee held four meetings in 2025.

The members of the Compliance Committee, all of whom are Independent Trustees, are Ms. McWhorter (Chair), Ms. Barr, Ms. Borré Massick and Messrs. Avedisian, Leib and Zenz. The Compliance Committee held four meetings in 2025.

The members of the Nominating and Governance Committee, all of whom are Independent Trustees, are Mr. Leib (Chair), Ms. Barr, Ms. Borré Massick, Ms. McWhorter and Messrs. Avedisian and Zenz. Pursuant to the Trust’s Governance Guidelines and Procedures, shareholders may submit suggestions for Board candidates by sending a resume of a candidate to the Secretary of the Trust for the attention of the Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee held four meetings in 2025.

To facilitate shareholder communications with the Board (or with any individual Trustee), shareholders are instructed to forward correspondence (including suggestions for Independent Trustee candidates) by U.S. mail or other courier service to the Secretary of the Trust, 150 North Riverside Plaza, Chicago, Illinois 60606. Correspondence addressed to the Board will be forwarded to the Chairman of the Nominating and Governance Committee and correspondence addressed to a specific Trustee will be forwarded to that Trustee.

Trustee Qualifications. The following is a brief discussion of the experiences and qualifications that led to the conclusion, as of the date of this SAI, that each current Board member should serve as a Trustee. Generally, the professional, business and educational experience of each Trustee was considered in determining his or her qualifications to serve as a Trustee of the Trust. Each Trustee’s previous record of service, as applicable, as a Trustee or Officer of the Trust was considered and served to demonstrate his or her understanding of and commitment to the Trust. With respect to each Trustee, the Board considered, among other factors, the following experiences and qualifications:

The Board considered Vann A. Avedisian’s professional experience serving in various executive positions with companies in the real estate industry, including co-founding and serving as a Managing Director of Oxford Capital Partners, Inc., directing the capital market activities of Highgate Holdings, where he was a Principal, and, currently, serving as a Partner of Newbond Holdings, which he co-founded. The Board considered the executive, financial, operations and risk management experience that Mr. Avedisian gained over the course of his career. The Board also considered Mr. Avedisian’s experience serving as a director of various private and public organizations, including service as the compensation committee chair of a public company.

The Board considered Kathleen T. Barr’s professional experience serving in various executive positions in the financial services industry, including serving as former owner of a registered investment adviser, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009). The Board considered the executive, compliance, investment product, distribution, administrative, operations and risk management experience that Ms. Barr gained over the course of her career. The Board also considered Ms. Barr’s experience serving on the board of another mutual fund group and serving as a member of the Board of Governors of the Investment Company Institute and Chair Emeritus of the Independent Directors Council.

The Board considered Michelle E. Borré Massick’s professional experience in the financial services industry, including serving as Senior Portfolio Manager and Head of Fundamental Alternative Strategies at Invesco, and prior thereto serving as Senior Portfolio Manager and Senior Vice President at OppenheimerFunds, which was acquired by Invesco. The Board considered the investment management, executive, finance, accounting and risk management experience that Ms. Borré Massick gained over the course of her career. The Board also considered Ms. Borré Massick’s prior experience as an adjunct professor at Columbia Business School, where she taught graduate courses covering business analysis, security selection and investing. Further, the Board considered Ms. Borré Massick’s service as a board and/or advisory council member for various organizations.

The Board considered Cissie Citardi’s professional training and experience as an attorney and her executive experience gained as a Partner of William Blair Investment Management, LLC and William Blair & Company, L.L.C., where she serves as General Counsel of William Blair. The Board considered the legal and executive experience that Ms. Citardi gained over the course of her career. The Board considered that because of Ms. Citardi’s position with William Blair, she is involved in the day-to-day management of the Adviser and the Distributor.

The Board considered Daniel N. Leib’s professional experience serving in various executive positions with companies in the software, services, advertising and marketing and retail industries, including currently serving as Chief Executive Officer of Donnelley Financial Solutions, Inc., and prior thereto serving in roles as Executive Vice President, Chief Financial Officer, Senior Vice President and Treasurer, of R.R. Donnelley & Sons Company. The Board considered the executive, financial (including treasury and pension oversight), operations and risk management experience that Mr. Leib gained over the course of his career.

The Board considered Dorri McWhorter’s executive, audit, and risk management experience that she gained over the course of her career. The Board considered Ms. McWhorter’s professional experience as a certified public accountant and auditor, including her experience as a partner at Crowe LLP, where she was responsible for risk consulting, and her experience as Director of Internal Audit for a public company. The Board likewise considered Ms. McWhorter’s executive experience, including her current position as President and Chief Executive Officer of the Executives’ Club of Chicago and prior positions as Chief Executive Officer of YMCA of Metropolitan Chicago and YWCA Metropolitan Chicago. Further, the Board considered Ms. McWhorter’s service as a board member for various organizations.

The Board considered Steven R. Zenz’s professional training and experience as a certified public accountant and auditor, including his experience as a partner of KPMG LLP providing advice to clients in a variety of industries and serving as Partner in Charge of KPMG’s Minneapolis-based Investment Banking Practice as well as various other leadership roles within KPMG LLP. The Board considered the executive, financial and audit experience that Mr. Zenz gained over the course of his career. Further, the Board considered Mr. Zenz’s experience serving on the boards of other companies.

References to the experience and qualifications of the Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Trustee Compensation. Trustees who are not affiliated with the Adviser receive an annual retainer plus fees for attendance at Board and Committee meetings. Fees paid to Trustees for meeting attendance vary depending on whether the meeting is a regular quarterly meeting or a special meeting. The Board Chair and the Chairs of the Audit Committee, Compliance Committee and Nominating and Governance Committee each receive an additional retainer for serving in such positions. The Independent Trustees receive one-half of the annual retainer in cash and the other half is invested in Fund shares, as directed by the Independent Trustees, until the Independent Trustee has reached a specified ownership threshold. The Trustees and Officers affiliated with the Adviser receive no compensation from the Trust.

The following table sets forth the compensation earned by the Independent Trustees from the Funds and the Trust for the fiscal year ended December 31, 2025:

Trustee	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Trust
Vann A. Avedisian	$172,500	$0	$0	$172,500
Kathleen T. Barr	$199,500	$0	$0	$199,500
Michelle E. Borré Massick	$172,500	$0	$0	$172,500
Daniel N. Leib	$179,500	$0	$0	$179,500
Dorri C. McWhorter	$183,200	$0	$0	$183,200
Steven R. Zenz	$183,200	$0	$0	$183,200

Total Trustee Compensation	$1,090,400	$0	$0	$1,090,400

Trustees’ and Officers’ Holdings of Fund Shares. The following table sets forth, for each Trustee, the dollar range of shares owned in each Fund as of December 31, 2025, as well as the aggregate dollar range of shares owned in the Trust as of the same date.

Name of Trustee and Dollar Range of Fund Shares Beneficially Owned
	Interested Trustee	Independent Trustees
Fund	Cissie Citardi	Vann A. Avedisian	Kathleen T. Barr	Michelle E. Borré Massick	Daniel N. Leib	Dorri C. McWhorter	Steven R. Zenz
Growth Fund	None	None	Over $100,000	$10,001- $50,000	None	$50,001- $100,000	None
Large Cap Growth Fund	None	None	Over $100,000	$10,001- $50,000	$50,001- $100,000	Over $100,000	None
Mid Cap Value Fund	None	None	None	None	None	None	None
Small-Mid Cap Core Fund	$10,001- $50,000	Over $100,000	$50,001- $100,000	$1- $10,000	None	None	None
Small-Mid Cap Growth Fund	None	None	$50,001- $100,000	$1- $10,000	Over $100,000	None	None
Small-Mid Cap Value Fund	None	None	None	None	None	None	None
Small Cap Growth Fund	None	None	$50,001- $100,000	$1- $10,000	None	None	None
Small Cap Value Fund	$10,001- $50,000	None	$10,001- $50,000	$1- $10,000	$50,001- $100,000	None	None
Global Leaders Fund	None	None	$50,001- $100,000	None	Over $100,000	$50,001- $100,000	None
International Leaders Fund	None	Over $100,000	$10,001- $50,000	$1- $10,000	None	$10,001- $50,000	Over $100,000
International Growth Fund	None	None	None	None	None	None	None
Institutional International Growth Fund	None	None	None	None	None	None	None
International Small Cap Growth Fund	None	None	None	$1- $10,000	None	None	None
Emerging Markets Leaders Fund	None	None	$10,001- $50,000	None	$10,001- $50,000	$10,001- $50,000	None
Emerging Markets Growth Fund	None	None	$10,001- $50,000	None	None	$10,001- $50,000	$10,001- $50,000
Emerging Markets ex China Growth Fund	None	None	None	$10,001- $50,000	None	$1- $10,000	None
Emerging Markets Small Cap Growth Fund	None	None	None	None	None	$1- $10,000	None
China Growth Fund	None	None	None	None	$50,001- $100,000	$1- $10,000	$10,001- $50,000
Aggregate Dollar Range of Trust Shares Owned	$50,001- $100,000	Over $100,000	Over $100,000	$50,000- $100,000	Over $100,000	Over $100,000	Over $100,000

As of December 31, 2025, the Trustees and Officers, as a group, owned (or held or shared investment or voting power with respect to) more than 1% of the outstanding shares of each Fund listed in the table below. For all other Funds, the Trustees and Officers, as a group, owned less than 1% of the outstanding shares of each Fund. Shareholders who have the power to vote a large percentage of shares (at least 25%) of a Fund can control the Fund and could determine the outcome of a shareholders meeting.

	Class N		Class I		Class R6
Fund	Number of Shares	Percent of Shares	Number of Shares	Percent of Shares	Number of Shares	Percent of Shares
Mid Cap Value Fund	N/A	N/A	—	0.00%	16,280	15.04%
Small-Mid Cap Core Fund	N/A	N/A	—	0.00%	255,102	4.05%
Small-Mid Cap Value Fund	N/A	N/A	—	0.00%	10,390	3.47%
Global Leaders Fund	—	0.00%	172,169	8.20%	60,153	17.49%
Emerging Markets Leaders Fund	10,150	10.82%	—	0.00%	46,199	0.62%
Emerging Markets Small Cap Growth Fund	6,499	3.86%	42,782	0.71%	140	0.00%
China Growth Fund	N/A	N/A	—	0.00%	38,452	12.56%

Trustees’ Holdings in Certain Affiliates of the Adviser. In addition to investing in the Funds, Independent Trustees may from time to time invest in limited partnerships that are managed by the Adviser or an affiliate of the Adviser. The Independent Trustees may also from time to time, invest in third-party investment ventures in which affiliates and employees of the Adviser also invest. In addition, Mr. Avedisian employs the Adviser to manage assets that they control.

Principal Shareholders. The following table provides certain information as of April 6, 2026 with respect to persons known to the Trust to be record holders of 5% or more of a class of shares of a Fund. Shareholders who have the power to vote a large percentage of shares (at least 25%) of a Fund can control the Fund and could determine the outcome of a shareholders’ meeting.

Name And Address of Record Owner	Percentage Owned of Outstanding Common Shares

GROWTH FUND CLASS I
NFSC FBO FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-2010	19.16%

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	12.85%

GROWTH FUND CLASS N
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	36.09%

NFSC FBO OUR CUSTOMERS 200 LIBERTY STREET 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	23.11%

Name And Address of Record Owner	Percentage Owned of Outstanding Common Shares

MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	11.57%

DCGT ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	5.19%

GROWTH FUND CLASS R6
NFSC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	42.30%

EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	40.22%

EDWARD D JONES & CO FOR THE BENEFIT OF THE CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	15.03%

LARGE CAP GROWTH FUND CLASS I
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1100	33.01%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	17.08%

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	15.05%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	7.38%

MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT STREET NORTH SAINT PAUL MN 55101-2037	6.21%

Name And Address of Record Owner	Percentage Owned of Outstanding Common Shares

LARGE CAP GROWTH FUND CLASS N
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	43.71%

NFSC FBO OUR CUSTOMERS 200 LIBERTY STREET 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	26.01%

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	24.04%

LARGE CAP GROWTH FUND CLASS R6
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	21.12%

NATIONAL FINANCIAL SERVS LLC FOR EXCLUSIVE B/O OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	18.18%

EMPOWER TRUST FBO EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	12.70%

MID CAP VALUE FUND CLASS I
WILLIAM BLAIR INVESTMENT MANAGEMENT LLC 150 N RIVERSIDE PLZ STE 3500 CHICAGO IL 60606-5042	52.23%

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	41.83%

INDIVIDUAL CHICAGO IL	5.94%

MID CAP VALUE FUND CLASS R6
WILLIAM BLAIR INVESTMENT MANAGEMENT LLC 150 N RIVERSIDE PLZ STE 3500 CHICAGO IL 60606-5042	69.73%

Name And Address of Record Owner	Percentage Owned of Outstanding Common Shares

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	24.69%

NFSC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	5.15%

SMALL-MID CAP CORE FUND CLASS I
CHARLES SCHWAB & CO INC 211 MAIN ST FL 17 SAN FRANCISCO CA 94105-1901	80.65%

NFSC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	7.47%

RELIANCE TRUST CO FBO CITY NATIONAL BANK FL C/C PO BOX 570788 ATLANTA GA 30357-3114	5.95%

MARIL & CO FBO 8M C/O RELIANCE TRUST COMPANY WI MAILCODE: BD1N – ATTN MF 4900 W BROWN DEER ROAD MILWAUKEE WI 53223-2422	5.15%

SMALL-MID CAP CORE FUND CLASS R6
NFSC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	80.52%

EMPOWER TRUST FBO ADVOCATE AURORA HEALTH NQ PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	11.73%

SMALL-MID CAP GROWTH FUND CLASS I
NFSC FBO OUR CUSTOMERS 200 LIBERTY STREET 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	30.58%

Name And Address of Record Owner	Percentage Owned of Outstanding Common Shares

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	15.47%

TIAA TRUST, N.A. AS CUST/TTEE OF RETIREMENT PLANS RECORDKEPT BY TIAA ATTN: FUND OPERATIONS 8500 ANDREW CARNEGIE BLVD CHARLOTTE NC 28262-8500	7.40%

SMALL-MID CAP GROWTH FUND CLASS N
NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	54.51%

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	20.84%

SMALL-MID CAP GROWTH FUND CLASS R6
NFSC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	59.40%

CAPINCO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	5.98%

SMALL-MID CAP VALUE FUND CLASS I
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	67.46%

WILLIAM BLAIR INVESTMENT MANAGEMENT LLC 150 N RIVERSIDE PLZ STE 3500 CHICAGO IL 60606-5042	32.54%

SMALL-MID CAP VALUE FUND CLASS R6
NFSC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	54.67%

WILLIAM BLAIR INVESTMENT MANAGEMENT LLC 150 N RIVERSIDE PLZ STE 3500 CHICAGO IL 60606-5042	40.98%

Name And Address of Record Owner	Percentage Owned of Outstanding Common Shares

SMALL CAP GROWTH FUND CLASS I
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	26.89%

NFSC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	26.81%

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.04%

VALLEE & CO FBO FCB C/O RELIANCE TRUST COMPANY WI 4900 W BROWN DEER RD MILWAUKEE WI 53223-2422	6.94%

SMALL CAP GROWTH FUND CLASS N
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	32.86%

NFSC FBO OUR CUSTOMERS 200 LIBERTY STREET 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	32.68%

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.83%

SMALL CAP GROWTH FUND CLASS R6
NFSC LLC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 5TH FL JERSEY CITY NJ 07310-1995	62.46%

TEAMSTERS NATIONAL 401K SAVINGS PLAN 8525 E ORCHARD RD 6T3 GREENWOOD VILLAGE CO 80111-5002	7.62%

Name And Address of Record Owner	Percentage Owned of Outstanding Common Shares

IOWA JUDICIAL RETIREMENT SYSTEM STATE CAPITOL BUILDING ROOM 114 DES MOINES IA 50319	7.41%

SMALL CAP VALUE FUND CLASS I
NFSC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	67.39%

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	19.85%

SMALL CAP VALUE FUND CLASS N
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	26.99%

NFSC FEBO OUR CUSTOMERS 200 LIBERTY STREET 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	22.08%

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY 1 ORANGE WAY WINDSOR CT 06095-4773	9.02%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.14%

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.82%

INDIVIDUAL SAN MARCOS TX	5.48%

SMALL CAP VALUE FUND CLASS R6
MAC & CO ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	44.78%

Name And Address of Record Owner	Percentage Owned of Outstanding Common Shares

WSSC EMPLOYEES RETIREMENT PLAN 14501 SWEITZER LN FL 11 LAUREL, MD 20707-5901	20.31%

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	12.92%

CAPINCO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	8.80%

STATE STREET BANK AND TRUST FOR HOWARD COUNTY TRUST FBO HOWARD COUNTY U/A 12/24/97 200 NEWPORT AVENUE EXT FL 7 ATTN E HAYES QUINCY MA 02171-2145	5.79%

GLOBAL LEADERS FUND CLASS I
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	42.58%

NFSC 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	37.15%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1100	7.23%

GLOBAL LEADERS FUND CLASS N
NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	67.52%

NABANK & CO PO BOX 2180 TULSA OK 74101-2180	9.64%

UBS WM USA OMNI ACCOUNT M/F SPEC CDY 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	9.04%

Name And Address of Record Owner	Percentage Owned of Outstanding Common Shares

GLOBAL LEADERS FUND CLASS R6
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	33.82%

NFSC 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	28.76%

INDIVIDUAL CHICAGO IL 60606-5042	14.62%

INDIVIDUAL MINNETONKA MN 55343-3504	14.30%

INTERNATIONAL LEADERS FUND CLASS I
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	42.87%

NFSC FBO OUR CUSTOMERS 200 LIBERTY STREET 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	24.89%

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.84%

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	5.06%

INTERNATIONAL LEADERS FUND CLASS N
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	78.63%

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	7.77%

Name And Address of Record Owner	Percentage Owned of Outstanding Common Shares

NFSC FBO OUR CUSTOMERS 200 LIBERTY STREET 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	5.38%

INTERNATIONAL LEADERS FUND CLASS R6
NFSC LLC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 5TH FL JERSEY CITY NJ 07310-1995	38.54%

BANK OF AMERICA FBO CUST SEALY & SMITH FNP-WILLBLAIR PO BOX 843869 DALLAS TX 75284-3869	15.54%

MITRA & CO FBO 98 C/O RELIANCE TRUST COMPANY WI MAILCODE: BD1N – ATTN: MF 4900 W BROWN DEER RD MILWAUKEE WI 53223-2422	10.85%

SEI PRIVATE TRUST COMPANY C/O PRINCIPAL FINANCIAL ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	5.23%

INTERNATIONAL GROWTH FUND CLASS I
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	46.89%

NFSC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	18.17%

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	14.22%

J.P. MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR FL 3RD MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0003	5.31%

Name And Address of Record Owner	Percentage Owned of Outstanding Common Shares

INTERNATIONAL GROWTH FUND CLASS N
NFSC FBO OUR CUSTOMERS 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1108	50.65%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	35.41%

INTERNATIONAL GROWTH FUND CLASS R6
NFSC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	79.40%

WELLS FARGO BANK NA FBO OMNIBUS CASH PO BOX 1533 MINNEAPOLIS MN 55480-1533	7.01%

INSTITUTIONAL INTERNATIONAL GROWTH FUND
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	23.69%

NFSC FEBO OUR CUSTOMERS 200 LIBERTY STREET 1 WORLD FIN CTR ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FL NEW YORK NY 10281-1003	11.42%

BLUE CROSS AND BLUE SHIELD OF MASSACHUSETTS HMO BLUE INC 101 HUNTINGTON AVE STE 1300 BOSTON MA 02199-7611	9.99%

FIRST PREMIER BANK REINVEST 6010 S MINNESOTA AVE SUITE 208 SIOUX FALLS SD 57108-2715	9.42%

CAPINCO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	7.66%

Name And Address of Record Owner	Percentage Owned of Outstanding Common Shares

NORTHERN TRUST AS CUSTODIAN FBO JOHN MUIR HEALTH PO BOX 92956 CHICAGO IL 60675-2994	7.15%

UNIVERSITY OF HOUSTON SYSTEM OFFICE OF THE TREASURER PO BOX 988 HOUSTON TX 77001-0988	6.93%

BLUE CROSS AND BLUE SHIELD OF MASSACHUSETTS INC 101 HUNTINGTON AVE STE 1300 BOSTON MA 02199-7611	5.99%

INTERNATIONAL SMALL CAP GROWTH FUND CLASS I
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	89.53%

INTERNATIONAL SMALL CAP GROWTH FUND CLASS N
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	53.11%

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY 1 ORANGE WAY WINDSOR CT 06095-4773	10.50%

NFSC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	7.26%

MLPF&S INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	6.06%

OPPENHEIMER & CO INC FBO INDIVIDUAL IRA GROSSE POINTE MI 48236-2470	5.73%

INTERNATIONAL SMALL CAP GROWTH FUND CLASS R6
NFSC FEBO OUR CUSTOMERS 200 LIBERTY STREET 1 WORLD FIN CTR ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FL NEW YORK NY 10281-1003	61.90%

Name And Address of Record Owner	Percentage Owned of Outstanding Common Shares

SEI PRIVATE TRUST COMPANY C/O PRINCIPAL FINANCIAL ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	22.28%

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	8.58%

J.P. MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR FL 3RD MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0003	5.92%

EMERGING MARKETS LEADERS FUND CLASS I
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	25.02%

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	21.91%

NFSC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	14.29%

CAPINCO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	12.16%

INTERACTIVE BROKERS LLC
CASH DISTRIBUTION OMNIBUS ACCOUNT 1 2 PICKWICK PLAZA GREENWICH CT 06830-5576	7.15%

EMERGING MARKETS LEADERS FUND CLASS N
NFSC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	48.51%

Name And Address of Record Owner	Percentage Owned of Outstanding Common Shares

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	24.66%

INDIVIDUAL BROOKFIELD WI	17.71%

EMERGING MARKETS LEADERS FUND CLASS R6
MAC & CO ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	64.92%

RELIANCE TRUST COMPANY FBO T ROWE PRICE RETIREMENT PLAN CLIENTS PO BOX 78446 ATLANTA GEORGIA 30357	12.65%

THE NORTHERN TRUST COMPANY AS CUSTODIAN FBO INTERMOUNTAIN HEALTHCARE KEY SAVINGS 457(B) PLAN - DV 333 S. WABASH AVENUE CHICACO, IL	10.45%

NFSC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	5.39%

EMERGING MARKETS GROWTH FUND CLASS I
NFSC FBO OUR CUSTOMERS 2 DESTINY WAY MAILZONE WF4C WESTLAKE TX 76262-8100	47.63%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	28.39%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	13.58%

Name And Address of Record Owner	Percentage Owned of Outstanding Common Shares

EMERGING MARKETS GROWTH FUND CLASS N
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	39.19%

NFSC FBO OUR CUSTOMERS 2 DESTINY WAY MAILZONE WF4C WESTLAKE TX 76262-8100	23.01%

MLPF&S INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	21.90%

EMERGING MARKETS GROWTH FUND CLASS R6
EMPOWER TRUST FBO WILLIAM BLAIR INTL GROWTH 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	28.46%

NFSC FEBO OUR CUSTOMERS 200 LIBERTY STREET 1 WORLD FIN CTR ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FL NEW YORK NY 10281-1003	16.00%

THE NORTHERN TRUST COMPANY FBO TNT LDN CITY OF MILWAUKEE EMPL RET SYS MILWAUKEE BLAIR PO BOX 92994 CHICAGO IL 60675-0001	8.98%

MAC & CO ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	6.28%

EMERGING MARKETS EX CHINA GROWTH FUND CLASS I
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	67.06%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	21.73%

Name And Address of Record Owner	Percentage Owned of Outstanding Common Shares

NATIONAL FINANCIAL SVCS LLC FBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	8.35%

EMERGING MARKETS EX CHINA GROWTH FUND CLASS R6
THE ROYAL INST FOR THE ADVANCEMENT OF LEARNING/ MCGILL UNIVERSITY 688 SHERBROOKE ST W STE 1420 MONTREAL QUEBEC H3A 3R1 CANADA	81.68%

STEPH & CO STEPHENSON NATIONAL BK & TR 1820 HALL AVE MARINETTE WI 54143-1715	16.48%

EMERGING MARKETS SMALL CAP GROWTH FUND CLASS I
UBS WM USA OMNI ACCOUNT M/F SPEC CDY 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	24.82%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1100	21.10%

NFSC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	16.69%

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	12.33%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	11.76%

EMERGING MARKETS SMALL CAP GROWTH FUND CLASS N
NFSC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	34.85%

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	33.36%

Name And Address of Record Owner	Percentage Owned of Outstanding Common Shares

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	9.99%

UBS WM USA OMNI ACCOUNT M/F SPEC CDY 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	8.91%

INDIVIDUAL ARLINGTON VA	8.52%

EMERGING MARKETS SMALL CAP GROWTH FUND CLASS R6
NFSC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	72.51%

CHARLES SCHWAB & CO INC FBO 73300357 211 MAIN ST FL 17 SAN FRANCISCO CA 94105-1901	12.92%

MAC & CO ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	7.01%

J.P. MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR FL 3RD MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0003	6.62%

CHINA GROWTH FUND CLASS I
WILLIAM BLAIR INVESTMENT MANAGEMENT LLC 150 N RIVERSIDE PLZ STE 3500 CHICAGO IL 60606-5042	71.58%

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	23.26%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	5.16%

CHINA GROWTH FUND CLASS R6
WILLIAM BLAIR INVESTMENT MANAGEMENT LLC 150 N RIVERSIDE PLZ STE 3500 CHICAGO IL 60606-5042	82.75%

Name And Address of Record Owner	Percentage Owned of Outstanding Common Shares

INDIVIDUAL CHICAGO IL	6.75%

Brokerage and Fund Transactions. Decisions on portfolio transactions (including the decision to buy or sell, the appropriate price, allocation of brokerage, use of a broker as agent or dealer as principal and negotiation of commissions) normally are made by the Adviser. In purchasing and selling portfolio securities, the Adviser seeks to obtain the most favorable overall result, taking into account the net price, the method of execution, research and other services provided by the broker.

Portfolio transactions may increase or decrease the return of a Fund depending upon the Adviser’s ability to efficiently execute such transactions. A portfolio turnover rate for any year is determined by dividing the lesser of sales or purchases (excluding in either case cash equivalents, such as short-term corporate notes) by the portfolio’s monthly average net assets and multiplying by 100 (with all securities with maturities and expirations of one year or less excluded from the computation). A Fund’s turnover rate will vary from year to year due to, among other things, a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Adviser’s investment outlook.

Selection of a broker for a particular portfolio transaction depends on many factors, some of which are subjective and that include the net price, confidentiality, reliability, integrity, size and nature of the transaction and the market in which it is to occur and any research or other services that the broker has provided. The Adviser does not consider the sale of Fund shares in selecting brokers. Transactions in over-the-counter securities are generally executed as principal trades with primary market makers, except where it is believed that a better combination of price and execution could otherwise be obtained. The Adviser determines the overall reasonableness of brokerage commissions and of premiums and discounts on principal transactions (which do not involve commissions) by review of comparable trades for the Adviser’s other clients and in the market generally. If more than one broker is believed to be equally qualified to effect a portfolio transaction, the Adviser may assign the transaction to a broker that has furnished research services, but the Adviser has no agreement or formula as to allocation of brokerage in such circumstances.

The Trust may pay to brokers that provide research and other services to the Adviser a commission higher than another broker might have charged if the Adviser determines that the commission is reasonable in relation to the value of the brokerage and research services that are provided, viewed in terms of either the particular transaction or the Adviser’s overall responsibility to its advisory accounts. The extent to which such commissions exceed commissions solely for execution cannot be determined, but such research and other services, which are involved in portfolio transactions for the Trust and for the Adviser’s other advisory accounts, can be of benefit to both the Trust and such other accounts. The value of research and other services that are provided by brokers who handle portfolio transactions for the Trust cannot be precisely determined and such services are supplemental to the Adviser’s own efforts, which are undiminished thereby. The Adviser does not believe that its expenses are reduced by reason of such services, which benefit the Trust and the Adviser’s other clients. The Adviser receives research products and services from broker/dealers and third parties in the form of written reports on individual companies and industries of particular interest to the Adviser, general economic conditions, pertinent federal and state legislative developments and changes in accounting practices; direct access by telephone or meetings with leading research analysts throughout the financial community and industry experts; comparative performance and evaluation and technical measurement services for issuers, industries and the market as a whole; access to and monitoring of equity valuation models; and services from recognized experts on investment matters of particular interest to the Adviser.

The Adviser also participates in “commission sharing arrangements” and “client commission arrangements” under which the Adviser effects transactions through a broker-dealer and requests that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the Adviser. The Adviser also utilizes Electronic Communication Networks and other alternative trading platforms (collectively, “ECNs”) to execute trades in connection with commission sharing arrangements. In such instances, the Adviser will execute a trade with the ECN and pay a commission to the ECN. The ECN will then credit a negotiated portion of the commission to a broker as requested by the Adviser for the purpose of funding a pool to be used to pay for research services received by the Adviser from other firms. In addition, the ECN will credit a further portion of the commission to the broker for its services in administering the commission sharing arrangements. The commission sharing and client commission arrangements, as well as the research provided in connection with such arrangements, are intended to comply with Section 28(e) of the Securities Exchange Act of 1934, as interpreted by the SEC. The Adviser believes that participating in commission sharing and client commission arrangements enable the Adviser to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer or ECN to obtain research provided by other firms. Such arrangements also help to provide the continued receipt of research services while facilitating best execution in the trading process. The Adviser also believes such research services are useful in its investment decision-making process by, among other things, providing access to a variety of high-quality research, access to individual analysts and availability of resources that might not be available to the Adviser absent such arrangements.

During the fiscal years or period, as applicable, ended December 31, 2025, 2024 and 2023, each Fund paid total brokerage fees in the amounts shown in the table below. None of the brokerage fees paid by the Funds were paid to a broker that was an affiliated person of the Trust or to a broker of which an affiliated person was an affiliated person of the Trust or of the Adviser.

Fund	2025	2024	2023
Growth Fund	$63,527	$66,257	$57,905
Large Cap Growth Fund	305,006	271,367	150,133
Mid Cap Value Fund	331	483	292
Small-Mid Cap Core Fund	72,195	111,340	71,816
Small-Mid Cap Growth Fund	649,803	830,079	852,499
Small-Mid Cap Value Fund(1)	1,073	1,381	779
Small Cap Growth Fund	674,342	572,766	456,917
Small Cap Value Fund	813,422	608,411	492,784
Global Leaders Fund	24,952	30,163	24,859
International Leaders Fund	1,132,528	819,970	547,862
International Growth Fund	1,328,201	824,846	853,844
Institutional International Growth Fund	931,554	548,079	523,687
International Small Cap Growth Fund	183,543	187,525	135,677
Emerging Markets Leaders Fund	233,682	284,426	243,524
Emerging Markets Growth Fund	1,073,288	961,371	716,031
Emerging Markets ex China Growth Fund(1)	57,455	33,082	20,162
Emerging Markets Small Cap Growth Fund	1,772,928	1,488,586	893,267
China Growth Fund	1,446	1,747	1,921

(1)	The Small-Mid Cap Value Fund commenced operations on August 17, 2023.

The brokerage commissions paid expressed in dollars or in percentage terms may vary from year to year depending on market conditions, changes in a Fund’s assets, or other factors.

The Adviser does not use the Funds’ brokerage commissions to pay for non-research items. During the fiscal year ended December 31, 2025, the following amounts of brokerage commissions for each Fund were used to pay third parties for third-party research.

Fund
Growth Fund	$15,573
Large Cap Growth Fund	102,085
Mid Cap Value Fund	112
Small-Mid Cap Core Fund	16,982
Small-Mid Cap Growth Fund	144,855
Small-Mid Cap Value Fund	452
Small Cap Growth Fund	114,377
Small Cap Value Fund	252,685
Global Leaders Fund	4,559
International Leaders Fund	41,426
International Growth Fund	179,984
Institutional International Growth Fund	127,050
International Small Cap Growth Fund	32,612
Emerging Markets Leaders Fund	12,011
Emerging Markets Growth Fund	19,810
Emerging Markets ex China Growth Fund	2,751
Emerging Markets Small Cap Growth Fund	107,339
China Growth Fund	—

Generally, the investment decisions for the Funds are the same as the investment decisions for all of the Adviser’s accounts within the same investment strategy. However, investment decisions for the Funds may be reached independently from those for other accounts managed by the Adviser. In addition, some other accounts may make investments in the same type of instruments or securities as the Funds at the same time as the Funds. Such other accounts may include private investment funds operated by the Adviser that compete directly with the Funds for securities—particularly those sold in private placements or initial public offerings. The Adviser and its personnel may stand to benefit more personally from good investment performance by these private investment funds than by equivalent performance of the Funds. In those instances where the Funds and another client of the Adviser trade in the same type of instrument at the same time, the Adviser has established trade order aggregation and trade allocation procedures to allocate such trades among its various clients and the Funds equitably. In some cases this procedure may affect the size or price of the position obtainable for the Funds.

Although the Adviser may execute portfolio transactions for the Funds under conditions set forth in applicable rules of the SEC and in accordance with procedures adopted by the Board of Trustees, the Adviser or any affiliated broker-dealer of the Adviser is not compensated for executing portfolio transactions for the Funds. The Funds may purchase securities from other members of an underwriting syndicate of which the Adviser or an affiliated broker-dealer is a participant or lead underwriter, but only under conditions set forth in applicable rules of the SEC and in accordance with procedures adopted by the Board of Trustees.

The Funds are required to identify any securities of their “regular brokers or dealers” (as defined in the 1940 Act) that the Funds have acquired during the most recent fiscal year. The Funds held no such securities during the fiscal year ended December 31, 2025.

Disclosure of Portfolio Holdings. The Funds do not disseminate nonpublic information about portfolio holdings except in accordance with the Trust’s policies and procedures. The Trust’s policies and procedures governing disclosure of portfolio holdings permit nonpublic portfolio holdings information to be shared with the Trust’s service providers and others who generally need access to such information in the performance of their duties and responsibilities, such as the Adviser and the Trust’s custodian and fund accounting service provider, pricing services, independent public accountants, attorneys, Trustees and Officers. In addition, a Fund’s portfolio holdings may be discussed with third parties (e.g., broker/dealers) for the purpose of analyzing or trading such securities. Portfolio holdings information may be disclosed to other individuals or entities, including clients, prospects, intermediaries through which Fund shares are sold, affiliated persons of a Fund (that are not service providers), rating agencies and companies that collect and maintain information about mutual funds only after its public disclosure.

Each Fund’s complete portfolio holdings as of the end of each calendar month are posted on the Trust’s website, https://im.williamblair.com/investments/mutual-funds, on or about fifteen days after the month-end. This posted information generally remains accessible for thirty days, until the Trust posts the information for the next calendar month to the Trust’s website. A Fund’s specific portfolio holdings may be disclosed sooner than fifteen days, as applicable, after the month-end if they are publicly disseminated.

Any disclosure of portfolio holdings or characteristics not addressed by the Trust’s policies and procedures must be submitted to the Chief Compliance Officer for review before dissemination. Prior to such disclosure, the Chief Compliance Officer must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund and that the recipient assents or otherwise has a duty to keep the information confidential and agrees in writing not to disclose, trade or make any investment recommendation based on the information received.

As part of this determination, the Chief Compliance Officer will consider any possible conflicts between the interests of the Funds and their shareholders, on the one hand, and those of William Blair and/or any affiliated person of the Funds or William Blair, on the other. Neither the Funds nor William Blair may receive compensation or other consideration in connection with the disclosure of nonpublic portfolio holdings information.

On a periodic basis, the Chief Compliance Officer of the Funds or his/her designee monitors marketing and sales practices and other communications with respect to the Funds to determine compliance with the Trust’s policies and procedures governing disclosure of portfolio holdings.

The Chief Compliance Officer provides the Board of Trustees or the Compliance Committee thereof with reports of any potential exceptions to, or violations of, such policies and procedures when deemed to constitute a material compliance matter. Each Fund discloses its portfolio holdings to the extent required by law.

The Adviser manages other accounts such as separately managed accounts, other pooled investment vehicles, and funds sponsored by companies other than the Adviser. These other accounts may be managed in a similar fashion to certain Funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds’ policies. These clients are not subject to the Funds’ portfolio holdings disclosure policies described herein and do not owe the Adviser or the Funds a duty of confidentiality with respect to disclosure of their portfolio holdings.

INVESTMENT POLICIES AND RESTRICTIONS

The Trust has adopted certain fundamental investment restrictions for certain Funds that, along with the Fund’s investment objective (except for the China Growth Fund, Emerging Markets ex China Growth Fund, Mid Cap Value Fund and Small-Mid Cap Value Fund), cannot be changed without approval by holders of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act to mean the lesser of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding voting shares of the Fund are present in person or by proxy; or (b) more than 50% of the outstanding voting shares of the Fund. Each Fund, except the Large Cap Growth Fund, Global Leaders Fund and China Growth Fund, has elected to be classified as a diversified series of an open-end management investment company. As a diversified series of an open-end management investment company, each Fund (except the Large Cap Growth Fund, Global Leaders Fund and China Growth Fund) may not, with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. Each Fund’s election (except the Large Cap Growth Fund, Global Leaders Fund and China Growth Fund) to be classified as diversified under the 1940 Act may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund. The Large Cap Growth Fund, Global Leaders Fund and China Growth Fund have each elected to be classified as a non-diversified series of an open-end management investment company. As non-diversified series of an open-end management investment company, each Fund is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified mutual funds. All percentage restrictions on investments apply at the time the investment is made and shall not be considered to violate the applicable limitation unless, immediately after or as a result of the investment, a violation of the restriction occurs. There can be no assurance that a Fund will meet its investment objective.

Fundamental Investment Restrictions

Except as otherwise noted, the following fundamental investment restrictions apply to each Fund:

Concentration. Each Fund except the International Leaders Fund:

will not make investments that will result in the concentration (as that term is defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in tax-exempt securities.

This restriction also does not limit a Fund from investing in instruments, such as repurchase agreements, secured by obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

International Leaders Fund:

The Fund will not make investments that will result in the concentration (as that term is defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in tax-exempt securities issued by governments or political subdivisions of governments.

This restriction also does not limit the Fund from investing in instruments, such as repurchase agreements, secured by obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The SEC staff currently interprets concentration to mean investing more than 25% of a fund’s net assets in a particular industry or group of industries.

Senior Securities and Borrowing. A Fund may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

Underwriting. A Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Real Estate. A Fund may not purchase or sell real estate unless the real estate is acquired as a result of ownership of securities or other instruments; and provided that this restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interest therein.

Commodities. Each Fund except the Mid Cap Value Fund, Small-Mid Cap Value Fund, International Leaders Fund, Emerging Markets ex China Growth Fund, Emerging Markets Small Cap Growth Fund and China Growth Fund:

may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; however, this restriction shall not prevent a Fund from engaging in transactions involving futures contracts, options or other derivative instruments or investing in securities that are secured by physical commodities.

International Leaders Fund and Emerging Markets Small Cap Growth Fund:

may not purchase or sell commodities unless acquired as a result of ownership of securities or other instruments; however, this restriction shall not prevent a Fund from engaging in transactions involving futures contracts, options or other derivative instruments or investing in securities that are secured by commodities.

Mid Cap Value Fund, Small-Mid Cap Value Fund, Emerging Markets ex China Growth Fund and China Growth Fund:

may not purchase or sell commodities unless acquired as a result of ownership of securities or other instruments; however, this restriction shall not prevent a Fund from engaging in transactions involving futures contracts, options or other derivative instruments, investing in securities that are secured by commodities or investing in companies or other entities that are engaged in a commodities or commodities trading business or that have a significant portion of their assets in commodities related investments.

Lending. A Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, and investing in loans, including assignments and participation interests.

Non-Fundamental Investment Policies

The following are each Fund’s non-fundamental operating policies, which may be changed by the Trust’s Board of Trustees without shareholder approval.

Each Fund may not:

(1)	Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities.

The Growth Fund, Large Cap Growth Fund, Small-Mid Cap Core Fund, Small-Mid Cap Growth Fund, Small-Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Global Leaders Fund, International Leaders Fund, International Growth Fund, Institutional International Growth Fund, International Small Cap Growth Fund, Emerging Markets Leaders Fund, Emerging Markets Growth Fund and Emerging Markets Small Cap Growth Fund. may not:

(1)

Sell securities short, unless the portfolio owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff and provided that transactions in futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2)

Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

Under normal market conditions, the Large Cap Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of large cap companies.

Under normal circumstances, the Mid Cap Value Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of medium capitalized (“mid cap”) companies.

Under normal circumstances, the Small-Mid Cap Core Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small capitalized (“small cap”) and mid cap companies.

Under normal market conditions, the Small-Mid Cap Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of small cap and mid cap companies.

Under normal circumstances, the Small-Mid Cap Value Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small cap and mid cap companies.

Under normal market conditions, the Small Cap Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of small cap companies.

Under normal market conditions, the Small Cap Value Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small cap companies.

Under normal market conditions, the Global Leaders Fund invests at least 80% of its total assets in a portfolio of equity securities, including common stock and other forms of equity investment (e.g., securities convertible into common stocks), issued by companies of all sizes worldwide that the Adviser believes have above-average growth, profitability and quality characteristics.

Under normal market conditions, the International Leaders Fund, International Growth Fund and Institutional International Growth Fund each invest at least 80% of its total assets in a diversified portfolio of equity securities, including common stock and other forms of equity investment (e.g., securities convertible into common stocks), issued by companies of all sizes domiciled outside the U.S. that the Adviser believes have above-average growth, profitability and quality characteristics.

Under normal market conditions, the International Small Cap Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of small cap companies.

Under normal market conditions, the Emerging Markets Leaders Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in emerging markets securities.

Under normal market conditions, the Emerging Markets Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in emerging markets securities.

Under normal circumstances, the Emerging Markets ex China Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in emerging markets securities, excluding companies with their principal office in the People’s Republic of China (“PRC”).

Under normal market conditions, the Emerging Markets Small Cap Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of emerging market small cap companies.

Under normal circumstances, the China Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies with their principal office in the PRC.

Each Fund will provide shareholders with at least 60 days’ prior notice of any change in its 80% investment policy.

With respect to the Growth Fund, Large Cap Growth Fund, Mid Cap Value Fund, Small-Mid Cap Core Fund, Small-Mid Cap Growth Fund, Small-Mid Cap Value Fund, Small Cap Growth Fund and Small Cap Value Fund: each Fund may invest up to 15% of its net assets (20% for the Small Cap Growth Fund) in foreign securities, which may include American Depositary Receipts or substantially similar investments that are based on foreign securities; however, each Fund may invest only up to 5% of its net assets directly in foreign securities, except the Small-Mid Cap Core Fund and Small-Mid Cap Value Fund.

With respect to the Global Leaders Fund, International Growth Fund, Institutional International Growth Fund, International Small Cap Growth Fund, Emerging Markets Leaders Fund, Emerging Markets Growth Fund, Emerging Markets ex China Growth Fund, Emerging Markets Small Cap Growth Fund and China Growth Fund: for liquidity purposes, up to 20% of the Fund’s assets may be held in cash (U.S. dollars and foreign currencies) or in short-term securities and domestic and foreign money market instruments, such as government obligations, certificates of deposit, bankers’ acceptances, time deposits, commercial paper and short-term corporate debt securities. None of the Funds have specific rating requirements for their short-term securities.

INVESTMENT PRACTICES AND RISKS

The Prospectus describes each Fund’s investment objective as well as certain investment policies and investment techniques that the Fund may employ in pursuing its investment objective. The following discussion supplements the discussion contained in the Prospectus, including the Investment Glossary at the end of the Prospectus. Not all of the Funds may invest in all of the types of investments listed below.

Borrowings. Each Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements).

Business Development Companies (“BDCs”). Consistent with its investment objective and policies and subject to the limitations of the 1940 Act, each Fund may invest in BDCs. BDCs are a type of closed-end fund regulated under the 1940 Act, which typically invest in and lend to small-and medium-sized private companies that may lack access to public equity markets for capital raising. Under the 1940 Act, BDCs must invest at least 70% of the value of their total assets in certain asset types, which are typically the securities of private U.S. businesses. Additionally, BDCs must make available significant managerial assistance to the issuers of such securities. BDCs are not taxed on income distributed to shareholders provided they qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Funds will indirectly bear their proportionate share of any management and other expenses charged by the BDCs in which they invest.

Because BDCs typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are also subject to management risk, including management’s ability to meet the BDC’s investment objective, and management’s ability to manage the BDC’s portfolio during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change.

Collateralized Obligations. General Information on Mortgage-Backed Securities. Collateralized obligations include mortgage-backed collateralized obligations (“mortgage-backed securities”). Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There currently are three basic types of mortgage-backed securities: (1) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA (Government National Mortgage Association), FNMA (Federal National Mortgage Association) and FHLMC (Federal Home Loan Mortgage Corporation); (2) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers (such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies) that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but that usually have some form of private credit enhancement.

The yield characteristics of mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-backed security and may have the effect of shortening or extending the effective duration of the mortgage-backed security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-backed security, the volatility of such mortgage-backed security can be expected to increase. For example, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will reduce it.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment. Real estate income and values may also be affected by demographic trends, such as population shifts or changing tastes, preferences (such as remote work arrangements) and social values.

Delinquencies, defaults and losses on residential mortgage loans may increase substantially over certain periods, which may affect the performance of the mortgage-backed securities in which certain Funds may invest. Mortgage loans backing non-agency mortgage-backed securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities. In addition, housing prices and appraisal values in many states and localities over certain periods have declined or stopped appreciating. A sustained decline or an extended flattening of those values may result in additional increases in delinquencies and losses on mortgage-backed securities generally (including the mortgage-backed securities that the Funds may invest in as described above).

Adverse changes in market conditions and regulatory climate may reduce the cash flow which a Fund, to the extent it invests in mortgage-backed securities or other asset-backed securities, receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In the event that interest rate spreads for mortgage-backed securities and other asset-backed securities widen following the purchase of such assets by a Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, adverse changes in market conditions may result in reduced liquidity in the market for mortgage-backed securities and other asset-backed securities (including the mortgage-backed securities and other asset-backed securities in which certain Funds may invest) and an unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the market for mortgage-backed and other asset-backed securities. As a result, the liquidity and/or the market value of any mortgage-backed or asset-backed securities that are owned by a Fund may experience declines after they are purchased by a Fund.

Guaranteed Mortgage Pass-Through Securities. Mortgage pass-through securities represent participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicers of the underlying mortgage loans. The guaranteed mortgage pass-through securities in which a Fund will invest will include those issued or guaranteed by GNMA, FNMA and FHLMC.

GNMA is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates (“Ginnie Mae Certificates”) that are based upon and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act or Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (VA Loans), or by pools of other eligible mortgage loans. Ginnie Mae Certificates represent a pro rata interest in one or more pools of eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the United States Treasury with no limitations as to amount.

FNMA is a federally chartered corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing the holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans) and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government. FNMA has limited rights to borrow from the United States Treasury.

FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended. FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of FHLMC currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

FHLMC guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. FHLMC also guarantees to each holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not always guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer or (iii) the expiration of any right of redemption, whichever occurs last, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government. FHLMC has limited rights to borrow from the United States Treasury.

Until 2008, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. On September 6, 2008, the U.S. Treasury announced a federal takeover of FNMA and FHLMC, placing them in the conservatorship of the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the U.S. Treasury has entered into senior preferred stock purchase agreements (“SPSPAs”) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The SPSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured lending credit facility that was available to FNMA and FHLMC until December 31, 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which terminated on December 31, 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful, or, with respect to initiatives that have expired, that the U.S. Treasury would undertake similar initiatives in the future.

Under the direction of FHFA, Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform (“CSP”) for the issuance of a uniform Mortgage-Backed Security (“UMBS”) (the “Single Security Initiative”), which would generally align the characteristics of Fannie Mae and Freddie Mac Certificates. The Single Security Initiative is intended to maximize liquidity for both Fannie Mae and Freddie Mac Mortgage-Backed Securities in the “to-be-announced” market. The CSP began issuing UMBS in June 2019. While the initial effects of the issuance of UMBS on the market for mortgage-related securities have been relatively minimal, the long-term effects are still uncertain.

The FHFA has made public statements regarding plans to consider ending the conservatorships of Fannie Mae and Freddie Mac. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed and what effects, if any, there may be on Fannie Mae’s and Freddie Mac’s creditworthiness and guarantees of certain Mortgage-Backed Securities. It is also unclear whether the Treasury would continue to enforce its rights or perform its obligations under the senior preferred stock programs. Should Fannie Mae’s and Freddie Mac’s conservatorships end, there could be an adverse impact on the value of their securities, which could cause losses to a Fund.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities (“private pass-throughs”) are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private pass-throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private pass-throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. See “Types of Credit Support,” below.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Mortgage TBAs. A Fund may invest in mortgage pass-through securities eligible to be sold in the “to-be-announced” or TBA market (“Mortgage TBAs”). Mortgage TBAs provide for the forward or delayed delivery of the underlying instrument with settlement up to 180 days. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is generally announced 48 hours before the settlement date. To the extent a Fund purchases or sells Mortgage TBAs, the Fund is subject to the risk that the counterparty may fail to consummate the transaction, which could cause the Fund to miss the opportunity to obtain a price or yield considered to be advantageous. Mortgage TBAs may also have a leverage-like effect on a Fund and may cause a Fund to be more volatile. In addition, when a fund sells Mortgage TBAs, it incurs risks similar to those incurred in short sales. For example, when a Fund sells Mortgage TBAs without owning or having the right to obtain the deliverable securities, it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. Also, a Fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

Mortgage Dollar Rolls. In a mortgage dollar roll transaction, one party sells mortgage-backed securities, principally Mortgage TBAs, for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the period between the sale and repurchase in a mortgage dollar roll transaction, a Fund will not be entitled to receive interest and principal payments on securities sold. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund’s right to repurchase or sell securities may be limited. Mortgage dollar rolls may be subject to leverage risks. In addition, mortgage dollar rolls may increase interest rate risk. The benefits of mortgage dollar rolls may depend upon the Adviser’s ability to predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage-backed securities. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage-backed securities, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all the interest (the interest-only or “IO” class), while the other class will receive all the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage-backed securities and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity. If the underlying mortgage-backed securities experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed and, accordingly, may have less liquidity than other securities. A Fund will invest only in IO and PO class mortgage obligations collateralized by securities guaranteed by the U.S. Government.

Types of Credit Support. Mortgage-backed and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To mitigate the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “overcollateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based upon historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. A Fund, consistent with its investment objective and policies, may invest in these and other types of asset-backed securities that may be developed in the future.

As with mortgage-backed securities, the yield characteristics of asset-backed securities differ from traditional debt securities. As with mortgage-backed securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. See “General Information on Mortgage-Backed Securities,” above. In general, however, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Although certain of the factors that affect the rate of prepayments on mortgage-backed securities also affect the rate of prepayments on asset-backed securities, during any particular period the predominant factors affecting prepayment rates on mortgage-backed securities and asset-backed securities may be different.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Inverse Floaters. The Emerging Markets ex China Growth Fund may invest in mortgage derivative products like inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. The income from an inverse floater may be magnified to the extent that its rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of magnification in an inverse floater, the greater the volatility in its market value. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The coupon of an inverse floating rate note moves inversely to the movement of interest rates. In addition, mortgage-backed inverse floaters will experience approximately the same changes in average lives and durations that other comparable fixed-rate mortgage-backed bonds do when prepayments rise and fall with declines and increases in interest rates. In a rising interest rate environment, the declining coupon coupled with the increase in the average life can magnify the price decline relative to a fixed-rate obligation. Conversely, rate declines increase coupon income and gradually shorten the average life, which tends to amplify the price increase. Inverse floaters are typically priced based on a matrix.

Convertible Securities. Convertible securities are bonds, notes, debentures, preferred stocks and other securities that are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which the Funds may invest are either fixed income or zero-coupon debt securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero-coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero-coupon notes and bonds.

Derivative Instruments. In General. The Growth Fund, Large Cap Growth Fund, Mid Cap Value Fund, Small-Mid Cap Core Fund, Small-Mid Cap Growth Fund, Small-Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Global Leaders Fund, International Leaders Fund, International Growth Fund, Institutional International Growth Fund, International Small Cap Growth Fund, Emerging Markets Leaders Fund, Emerging Markets Growth Fund, Emerging Markets ex China Growth Fund, Emerging Markets Small Cap Growth Fund and China Growth Fund may use derivative instruments for the purpose of bona fide hedging or risk management as well as to equitize cash in situations involving large cash inflows or anticipated large redemptions.

Derivative instruments are commonly defined to include securities or contracts whose values depend on (or “derive” from) the value of one or more other assets, such as securities, currencies or commodities. These “other assets” are commonly referred to as “underlying assets.” A derivative instrument generally consists of, is based upon or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (“OTC”) options (including caps, floors, collars and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.

A forward is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

Certain Funds can also maintain short positions in forward currency exchange transactions, in which a Fund agrees to exchange currency that it does not own at that time for another currency at a future date and specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange.

Hedging. The Funds may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or are anticipated to be held in, its portfolio. Derivatives may also be used to “lock-in” realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.

Managing Risk. The Funds may also use derivative instruments to manage the risks of its portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in its portfolio, establishing a position in the derivatives markets as a substitute for buying or selling certain securities, or creating or altering exposure to certain asset classes, such as equity, debt or foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than “traditional” securities (i.e., stocks or bonds) would.

Exchange and OTC Derivatives. Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized derivatives contracts traded on a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Risks and Special Considerations. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.

(1) Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Funds to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the ability to predict movements of the securities, currencies and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

(2) Counterparty Risk. The Funds will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Funds will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

(3) Contractual Default and Cross-Default Risk. A default by a Fund under a contract with any single counterparty (or the subsequent termination of such contract), in addition to triggering rights and remedies in favor of the counterparty, may result in or constitute a default by the Fund under other contracts with that counterparty (or any of its affiliates) and/or with other counterparties. Any default by a Fund under one of its contracts and any action taken by one or more counterparties following the Fund’s default could adversely affect the Fund and its investing activities.

(4) Correlation Risk. When a derivative transaction is used to hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and the hedged position are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

(5) Liquidity Risk. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange-traded derivatives are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC derivatives are less liquid than exchange-traded derivatives since they often can be closed out only with the other party to the transaction. The Funds might be required to make margin payments when they take positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Funds were unable to close out their positions in such instruments, they might be required to continue to maintain such accounts or make such payments until the position expired, matured or was closed out. The requirements might impair the Funds’ ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Funds sell a portfolio security at a disadvantageous time. The Funds’ ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Funds. In addition, if a Fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so.

(6) Legal Risk. Legal risk is the risk of loss caused by the legal unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside gain in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(7) Systemic or “Interconnection” Risk. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.

(8) Regulatory Risk. It is possible that government regulation of the use of derivatives by mutual funds or of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent a Fund from using derivatives as a part of its investment strategies. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent the Fund from using certain derivatives.

(9) Operational Risk. Operational risk generally refers to risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error.

For the Emerging Markets ex China Growth Fund, unfavorable regulatory developments could ultimately prevent the Fund from being able to implement its investment strategies. It is impossible to predict the effects of future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain derivatives as a part of its investment strategies and could alter, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies.

The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, Commodity Futures Trading Commission (“CFTC”) and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of futures, options and swaps transactions in the United States is a changing area of law and is subject to modification by government and judicial action.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law on July 21, 2010. The Dodd-Frank Act changed the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a legislative framework for OTC derivatives, including financial instruments, such as swaps, in which a Fund may invest. Title VII of the Dodd-Frank Act made broad changes to the OTC derivatives market, grants significant authority to the SEC, the CFTC and other federal regulators to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many OTC derivatives transactions. The CFTC and the SEC finalized the definition of “swap” and “security-based swap” and provided parameters around which contracts will be subject to further regulation under the Dodd-Frank Act.

Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have adopted rules and regulations enacting provisions of the Dodd-Frank Act. Some requirements may directly impact a Fund, including, for example, the CFTC’s rules that apply an aggregation standard for position limit purposes. Other requirements, even if not directly application to a Fund (for example, limits or requirements imposed on the fund’s transaction counterparties), may increase the cost of the fund’s investments and cost of doing business, which could adversely affect investors.

General Limitations on Derivatives. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the CFTC and various state regulatory authorities. In addition, the Funds’ ability to use derivative instruments may be limited by certain tax considerations. Current CFTC requirements subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps, or if the fund markets itself as providing investment exposure to such instruments. To the extent the Funds use CFTC-regulated futures, options and swaps, they intend to do so below such prescribed levels and will not market themselves as “commodity pools” or vehicles for trading such instruments. Accordingly, the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Adviser is not, therefore, subject to registration or regulation as a “commodity pool operator” with respect to the Funds under the CEA.

Certain derivatives transactions expose a Fund to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, derivatives such as swaps, futures, forwards, and options.

Options. An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price (“strike price” or “exercise price”) at or before a certain time (“expiration date”). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. The Funds may buy or write (sell) put and call options on assets, such as securities, currencies, futures, commodities, commodities indices and indices of debt and equity securities and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Funds may include European, American and Bermuda style options. If an option is exercisable only at maturity, it is a “European” option; if it is also exercisable prior to maturity, it is an “American” option. If it is exercisable only at certain times, it is a “Bermuda” option.

The purchase of a call option serves as a long position, and the purchase of a put option serves as a short position. Writing put or call options can enable the Funds to enhance income by reason of the premiums paid by the purchaser of such options. If a Fund uses options for hedging purposes, writing call options may serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Funds will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. Writing put options may serve as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Funds will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

The Funds may effectively terminate a right or obligation under an option by entering into a closing transaction. For example, the Funds may terminate an obligation under a call or put option that they had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Funds may terminate a position in a put or call option they had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Funds to realize the profit or limit the loss on an option position prior to its exercise or expiration.

The Funds may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Funds and the other party to the transaction (“counterparty”) (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Funds purchase or write an OTC option, they rely on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Funds as well as the loss of any expected benefit of the transaction.

The Funds’ ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Funds will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Funds, there is no assurance that the Funds will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Funds might be unable to close out an OTC option position at any time prior to its expiration. If the Funds were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

The Funds also may engage in options transactions as described above on securities indices and other financial or commodities indices and, in so doing, can achieve many of the same objectives they would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial or commodities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from their effectiveness.

Futures Contracts. The Funds may enter into contracts for the purchase or sale for future delivery of equity or fixed income securities, foreign currencies and contracts based on financial indices, including indices of U.S. Government securities or equity or foreign government securities, or commodities. The Funds may also purchase put and call options, and write covered put and call options, on futures in which they are allowed to invest. If a Fund uses futures for hedging purposes, the purchase of futures or call options thereon may serve as a long hedge, and the sale of futures or the purchase of put options thereon may serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Funds may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates.

Each Fund uses futures contracts primarily for the purpose of bona fide hedging or risk management. Each such Fund may, however, use futures contracts to equitize cash as well, particularly in situations involving large cash inflows or anticipated large redemptions. Each Fund’s primary purpose in entering into futures contracts is to protect that Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if a Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract based upon a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index, as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities. Although techniques other than sales and purchases of futures contracts could be used to reduce the Funds’ exposure to market or interest rate fluctuations, the Funds may be able to hedge their exposure more effectively and perhaps at a lower cost through the use of futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument, index, security or commodity for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, security or commodity or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Funds realize a gain; if it is more, the Funds realize a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Funds realize a gain; if it is less, the Funds realize a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Funds will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Funds are not able to enter into an offsetting transaction, the Funds will continue to be required to maintain the margin deposits on the futures contract.

Margin must be deposited when entering into a futures contract or writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Funds at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Funds may be required by an exchange to increase the level of their initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Funds’ obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Funds have insufficient cash to meet daily variation margin requirements, they might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Funds were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, they could incur substantial losses. The Funds would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Funds would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the underlying investments. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the underlying investments. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

Swap Agreements. Swap agreements include total return, interest rate, securities index, commodity, security, currency exchange rate, credit default, variance and volatility swaps and related caps, floors and collars. Each Fund except the Emerging Markets ex China Growth Fund and China Growth Fund, will use such instruments solely for the purpose of bona fide hedging or risk management, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Funds than if the Funds had invested directly in an instrument that yielded that desired return or spread. The Funds also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Funds anticipate purchasing at a later date. The Emerging Markets ex China Growth Fund and China Growth Fund, may each use swaps as part of its principal investment strategies. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts (see additional disclosure below regarding requirements under the Dodd-Frank Act for the clearing of swaps). In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (e.g., the change in the value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). Swap agreements may include caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that a specified index exceeds a specified rate or amount, or “cap”; floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that a specified index falls below a specified level, or “floor”; and collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against movements in interest or values exceeding given minimum or maximum levels. The amount of a Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund’s potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund’s potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

The “notional amount” of a swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Funds, the obligations of the parties would be exchanged on a “net basis.” Consequently, a Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. A Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund).

Whether a Fund’s use of swap agreements will be successful depends, in part, on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that the Adviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on a Fund by the Code also may limit the Fund’s ability to use swap agreements.

The swap market has grown substantially in recent years with a large number of banking firms acting as both principals and agents using standardized swap documentation. As a result, the swap market has become relatively liquid. However, swap agreements may still be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Caps, floors and collars are more recent innovations for which standardized documentation has not been fully developed and, accordingly, swaps with these features are less liquid.

The Dodd-Frank Act requires certain OTC derivatives, such as swaps and security-based swaps (referred to collectively as “swaps”), in which the Funds may be authorized to invest to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse and publicly reported. The statutory requirements of the Dodd-Frank Act are being implemented primarily through rules and regulations adopted by the SEC, the CFTC, and/or the prudential regulators (as described below). The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits. Other federal regulators, including the US Federal Reserve Bank, the US Office of the Comptroller of Currency, the US Federal Deposit Insurance Corporation, the US Farm Credit Administration and the US Federal Housing Finance Authority (collectively, “prudential regulators”) are responsible for adopting rules establishing capital and margin requirements for swap dealers and major swap participants for which there exists an applicable prudential regulator.

As of the date of this SAI, central clearing is required only for certain market participants trading certain swaps, although central clearing for additional swaps is expected to be implemented by the CFTC until the majority of the swaps market is ultimately subject to central clearing. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect a Fund’s ability to enter into swaps in the OTC market. The CFTC, the prudential regulators and the SEC have each completed rulemakings under the Dodd-Frank Act on margin for uncleared OTC swaps (and option agreements that qualify as swaps). The CFTC and prudential regulator variation margin requirements went into effect for the largest swap entities in September 2016, and went into effect for financial end users in March 2017. The CFTC and prudential regulator initial margin requirements, and the SEC variation and initial margin requirements went into effect in full in 2022. Under these regulations, swap dealers (such as sell-side counterparties to swaps), major swap participants, and financial end users (such as buy-side counterparties to swaps who are not physical traders) are required in most instances, to post and collect initial and variation margin for their OTC swaps, depending on the regulatory classification and swap positions of their counterparty. As a result of these requirements, additional capital will be required to be committed to the margin accounts to support transactions involving uncleared OTC swaps and, consequently, these transactions may become more expensive. These developments could adversely impact the profitability (if any) to the Funds from entering into these transactions.

Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on a Fund, and the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to value or trade.

However, it is expected that swap dealers, major market participants and swap counterparties will experience other new and/or additional regulations, requirements, compliance burdens and associated costs. Future legislation and rules may exert a negative effect on a Fund, either through limits or requirements imposed on the Fund or its counterparties. The swap market could be disrupted or limited as a result of the legislation, and the new requirements may increase the cost of a Fund’s investments and of doing business, which could adversely affect the Fund’s ability to buy or sell OTC derivatives.

Additional information about certain swap agreements that the Funds may be authorized to utilize is provided below.

Total Return Swaps. A total return swap is a contract whereby two parties agree to make payments to each other based on the positive or negative performance of an underlying asset (e.g., security, index or other financial instrument). The payments to be made in connection with a total return swap are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested in the underlying asset). In certain total return swaps, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount.

Interest Rate Swaps. Interest rate swaps involve a commitment between parties to pay either a fixed interest rate or a floating interest rate based on a notional amount of principal. The parties make payments at predetermined intervals throughout the life of the swap. As a payer, a Fund would make the fixed payment and receive the floating payment. As a receiver, a Fund would make the floating payment and receive the fixed payment.

Additional Derivative Instruments and Strategies. In addition to the derivative instruments and strategies described above and in the Prospectus, the Adviser expects additional derivative instruments and other hedging or risk management techniques to develop from time to time. The Adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with the Funds’ investment objective and permitted by the Funds’ investment limitations, operating policies and applicable regulatory authorities.

Dividend-Paying Investments Risk. A Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds that invest in similar asset classes but employ a different investment style. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Additionally, depending upon certain market and economic conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. A sharp rise in interest rates or an economic downturn may cause issuers that have paid regular dividends or distributions to shareholders to abruptly reduce or eliminate its dividend. To the extent that dividend-paying securities are concentrated in only a few market sectors, a Fund may be subject to the risks of volatile economic cycles and/or conditions or developments that may be particular to a sector to a greater extent than if its investments were diversified across different sectors. This may limit the ability of a Fund to produce current income.

Equity Securities. Equity securities include common stocks, preferred stocks and securities convertible into common stocks. Common stock represents an ownership interest in a company. Preferred stock has a preference over common stock in liquidation, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may offer the opportunity for capital appreciation as well as periodic income. The value of the equity securities the Fund holds may decrease in response to the activities of an individual company or in response to general market, business and economic conditions. If this occurs, the Fund’s share price may also decrease. In addition, there is the risk that individual securities may not perform as expected.

Fixed Income Securities. Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

Interest rate risk is the risk that a fixed income security will lose value because of changes in interest rates. An increase in interest rates may lower a Fund’s value and the overall return on your investment as high interest rates could drive down the prices of bonds and other fixed income securities. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Actions taken by the U.S. Federal Reserve (“Fed”) or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from a Fund’s performance. To the extent a Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment. Rising interest rates may lead to decreased liquidity in the bond markets, making it more difficult for a Fund to value or sell some or all of its bond holdings at any given time.

Foreign Securities. Each Fund may invest in foreign securities. Most of the foreign securities held by the Funds will not be registered with the SEC, nor will the foreign issuers be subject to the SEC’s reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Funds than is available concerning U.S. companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets and enforcement of existing regulations may be extremely limited. Foreign companies and, in particular, companies in smaller and emerging markets are not generally subject to uniform accounting, auditing and financial reporting standards, or to other regulatory requirements comparable to those applicable to U.S. companies. Financial or accounting information with respect to issuers located in these countries may not reflect the issuer’s financial position in the same way as it would be reflected if the financial and accounting information had been prepared in accordance with U.S. Generally Accepted Accounting Principles. As a result, it may be difficult to assess the value or prospects of an investment in such issuers. It may also be more difficult for shareholders to bring derivative litigation. Moreover, the legal remedies for investors in emerging markets may be more limited than the remedies available in the United States, and the ability of U.S. authorities (e.g., the SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. In addition, emerging countries may have less established accounting and financial reporting systems than those in more developed markets.

The costs attributable to foreign investing that a Fund must bear frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging markets. For example, the costs of maintaining custody of foreign securities exceeds custodian costs for domestic securities and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income and capital gains from certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return of these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign tax to which a Fund would be subject. In addition, a Fund may invest in passive foreign investment companies, which are subject to additional federal income tax considerations, as described further in the “General Trust Information—Federal Income Tax Matters” section.

The economies of individual emerging market and developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) the absence of a capital market structure or market-oriented economy; and (vi) the possibility that favorable economic developments may be slowed or reversed by unanticipated economic, political or social events in such countries.

In addition, many countries in which the Funds may invest have experienced substantial, and in some periods extremely high, rates of inflation in the past. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries.

The imposition of sanctions, trade restrictions (including tariffs and other trade barriers) and other government restrictions by the United States or other governments could, among other things, (i) restrict or eliminate the Funds’ ability to purchase, sell or value foreign securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, (ii) significantly delay or prevent the settlement of certain foreign securities transactions, and (iii) force the Funds to sell or otherwise dispose of foreign securities at inopportune times or prices.

In addition, tariffs and other trade barriers imposed by the United States or other governments have increased recently and may continue to increase, which could disrupt global trade, adversely affect the economies of the countries in which the Funds invest, and reduce the value of a Fund’s foreign holdings.

Investments in some foreign countries may involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to portfolio shareholders. Further, no accounting standards exist in certain foreign countries.

The Funds endeavor to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

Foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to a Fund due to subsequent declines in the value of such portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

The system of share registration and custody in some emerging market countries may create certain risks of loss (including in some cases the risk of total loss) and the Funds may be required to establish special custodial or other arrangements before making investments in these countries. There is an increased risk of uninsured loss due to lost, stolen or counterfeit stock certificates or unauthorized trading, or other fraudulent activity.

A Fund that has exposure to certain countries can be expected to be impacted by the political (including geopolitical) and economic conditions within such countries.

Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid. As a result, the risks of investing in emerging markets are further magnified in frontier markets.

Depositary Receipts. Foreign securities may be purchased through depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs and GDRs may be denominated in other currencies and are designed for use in the European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European receipts evidencing a similar arrangement. For purposes of the Funds’ investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs and GDRs shall be treated as indirect foreign investments. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock. ADR, EDR and GDR depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders with respect to the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Risks of Investing in Russia. On February 24, 2022, Russia invaded Ukraine and the resulting war is ongoing. The United States and other countries have responded by imposing broad-ranging economic sanctions on Russia and certain Russian individuals, corporations and banking entities, including the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions and other intergovernmental actions may result in devaluation of Russian currency, a downgrade in credit ratings of Russian securities or those of companies located in or economically tied to Russia, a decline in the value and/or liquidity of securities issued by Russia or companies located in or economically tied to Russia, and increased market volatility and disruption in Russia and throughout the world. These sanctions will result in the immediate freeze of Russian securities, impairing the ability of a Fund to buy, sell, receive or deliver those securities. In addition, retaliatory action by the Russian government could involve the seizure of assets and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results have harmed Russia’s economy, disrupted the markets for certain Russian commodities, such as oil and natural gas, affected global supply chains, and resulted in higher inflation. It is impossible to predict the extent and duration of Russia’s military or other hostile actions (including espionage and cyber attacks), the United States and other countries’ sanctions, Russia’s retaliatory actions and resulting market disruptions, including declines in its stock markets, the value of Russian sovereign debt and the value of the Russian ruble against the U.S. dollar.

Risks of Investing in China. By investing in securities or instruments that are economically tied to the PRC excluding Hong Kong, Macau and Taiwan, a Fund is subject to certain risks in addition to those generally applicable to investment in foreign and emerging markets. The PRC has had a relatively stable political environment in recent periods but such stability is not guaranteed to continue. A Fund’s exposure to the PRC is also subject to certain other risks including, among others, risks associated with (i) inefficiencies associated with inconsistent growth, (ii) the limited operating history and relatively small size of many companies in China, (iii) the potential for, at times significant, government intervention in markets or the economy at large, (iv) the uncertainty inherent in, and potential changes that could be made in respect of, the rules and regulations of the market access programs that govern many investments in the PRC, and (v) uncertainty in whether the PRC’s government is committed to continuing economic reforms. In addition to these risks, the relationship between the PRC and Taiwan and/or the PRC and Hong Kong may present a risk to the Fund’s investment in either the PRC, Taiwan or Hong Kong. Controls on foreign investment in the PRC and limitations on repatriation of invested capital present additional risks for a Fund’s investment in the PRC. Although there has been a recent relaxation of requirements governing the repatriation of funds under certain market access programs, it is not clear whether and how these relaxed requirements will be implemented in practice. As a result, due to regulatory requirements in the PRC, a Fund may be limited in its ability to invest in securities or instruments tied to the PRC and/or may be required to liquidate its holdings in securities or instruments tied to the PRC, including at an inopportune time—which could result in losses for a Fund. Securities exchanges in the PRC also typically have the right to suspend or limit trading in any security traded on the relevant exchange. The PRC government or relevant PRC regulators may also implement policies that may adversely affect the PRC financial markets. Such suspensions, limitations or policies may have a negative impact on the performance of a Fund’s investments.

In December 2020, the U.S. Congress passed the Holding Foreign Companies Accountable Act (“HFCAA”). The HFCAA provides that after three consecutive years of determinations by the U.S. Public Company Accounting Oversight Board (“PCAOB”) that positions taken by authorities in China obstructed the PCAOB’s ability to inspect and investigate registered public accounting firms in mainland China and Hong Kong completely, the companies audited by those firms would be subject to a trading prohibition on U.S. markets. On August 26, 2022, the PCAOB signed a Statement of Protocol with the China Securities Regulatory Commission and the Ministry of Finance of the PRC to grant the PCAOB access to inspect and investigate registered public accounting firms in mainland China and Hong Kong completely, consistent with U.S. law. Such access has been followed by multiple settled PCAOB disciplinary orders involving China-based firms. To the extent the PCAOB is unable to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies, such inability may impose significant additional risks associated with investments in China. Further, to the extent a Fund invests in the securities of a company whose securities become subject to a trading prohibition, the Fund’s ability to transact in such securities, and the liquidity of the securities, as well as their market price, would likely be adversely affected.

A Fund’s investments in emerging markets may also include investments in U.S.- or Hong Kong-listed issuers that have entered into contractual relationships (such as powers of attorney, equal pledge agreements and other services or business cooperation agreements) with a China-based business and/or individuals/entities affiliated with the business structured as a variable interest entity (“VIE”). Instead of directly owning the equity interests in a Chinese company, the listed company has contractual arrangements with the Chinese company, which are expected to provide the listed company with exposure to the China-based company. These arrangements are often used because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China. By entering into contracts with the listed company that sells shares to U.S. investors, the China-based companies and/or related individuals/entities indirectly raise capital from U.S. investors without distributing ownership of the China-based companies to U.S. investors. The VIE contractual arrangements permit the VIE structure to consolidate its financial statements with those of the underlying Chinese companies.

Even though the listed company does not own any equity in the China-based company, the listed company expects to exercise power over and obtain economic rights from the China-based company based on the contractual arrangements. All or most of the value of an investment in these companies depends on the enforceability of the contracts between the listed company and the China-based VIE. If the parties to the contractual arrangements do not meet their obligations as intended or there are effects on the enforceability of these arrangements from changes in Chinese law or practice, the listed company may lose control over the China-based company, and investments in the listed company’s securities may suffer significant economic losses.

The contractual arrangements permit the listed issuer to include the financial results of the China-based VIE as a consolidated subsidiary. The listed company often is organized in a jurisdiction other than the United States or China (e.g., the Cayman Islands), which likely will not have the same disclosure, reporting, and governance requirements as the United States. There is also the risk that the U.S. Government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as a Fund) from investing in certain Chinese issuers, which may negatively affect the liquidity and price of their securities.

While VIEs are a longstanding industry practice, well known to Chinese officials and regulators, VIEs are not formally recognized under Chinese law. The Chinese government could determine at any time and without notice that the underlying contractual arrangements on which control of the VIE is based violate Chinese law, which may result in a significant loss in the value of an investment in a listed company that uses a VIE structure. Other risks associated with such investments include the risk that a breach of the contractual agreements between the listed company and the China-based VIE (or its officers, directors, or Chinese equity owners) will likely be subject to Chinese law and jurisdiction, which raises questions about whether and how the listed company or its investors could seek recourse in the event of an adverse ruling as to its contractual rights; and that investments in the listed company may be affected by conflicts of interest and duties between the legal owners of the China-based VIE and the stockholders of the listed company, which may adversely impact the value of investments of the listed company.

On February 17, 2023, the China Securities Regulatory Commission (“CSRC”) released the “Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Companies” (the “Trial Measures”), which went into effect on March 31, 2023. The Trial Measures and its implementing guidelines require Chinese companies that pursue listings outside of Mainland China, including those that do so using the VIE structure, to make a filing with the CSRC. Although the Trial Measures and its implementing guidelines do not prohibit the use of VIE structures, they do not serve as a formal endorsement either. Investments involving a VIE may also pose additional risks because the interests of the equity owners of the operating company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and the directors of the operating company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company. Investments involving a VIE may also pose additional risks because the interests of the equity owners of the operating company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and the directors of the operating company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company.

Risks of Investing through China Stock Connect. The Shanghai-Hong Kong and Shenzhen-Hong Kong stock connect program (the “Stock Connect”) is a securities trading and clearing links program developed by Hong

Kong Exchanges and Clearing Limited (“HKEX”), the Shanghai Stock Exchange (“SSE”), the Shenzhen Stock Exchange (“SZSE”) and China Securities Depositary and Clearing Corporation Limited (“ChinaClear”) with an aim to achieve mutual stock market access between the PRC and Hong Kong.

Quota Limitations. The Stock Connect is subject to quota limitations; in particular, once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded, buy orders will be rejected (although investors will be permitted to sell their cross-boundary securities regardless of the quota balance). Therefore, quota limitations may restrict a Fund’s ability to invest through the Stock Connect on a timely basis, and the relevant Fund may not be able to effectively pursue its investment strategy.

Legal/Beneficial Ownership. The SSE and SZSE A-shares in respect of the Funds are held by the Depositary/sub-custodian in accounts in the Hong Kong Central Clearing and Settlement System maintained by the Hong Kong Securities Clearing Company Limited (“HKSCC”) as central securities depositary in Hong Kong. HKSCC in turn holds the SSE and SZSE A-shares, as the nominee holder, through an omnibus securities account in its name registered with ChinaClear. The precise nature and rights of the Funds as the beneficial owners of the SSE and SZSE A-shares through HKSCC as nominee is not well defined under PRC law. Because HKSCC is only a nominee holder and not the beneficial owner of SSE or SZSE A-shares, in the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong, investors should note that SSE and SZSE A-shares will not be regarded as part of the general assets of HKSCC available for distribution to creditors even under Mainland China law. However, HKSCC will not be obliged to take any legal action or enter into court proceedings to enforce any rights on behalf of investors in SSE or SZSE A-shares in Mainland China. Foreign investors, like the Funds investing through the Stock Connect holding the SSE or SZSE A-shares through HKSCC, are the beneficial owners of the assets and are therefore eligible to exercise their rights through the nominee only.

Clearing and Settlement Risk. HKSCC and ChinaClear have established the clearing links and each has become a participant of the other to facilitate clearing and settlement of cross-boundary trades. For cross-boundary trades initiated in a market, the clearing house of that market will on one hand clear and settle with its own clearing participants, and on the other hand undertake to fulfill the clearing and settlement obligations of its clearing participants with the counterparty clearing house. As the national central counterparty of the PRC’s securities market, ChinaClear operates a comprehensive network of clearing, settlement and stock holding infrastructure. ChinaClear has established a risk management framework and measures that are approved and supervised by the China Securities Regulatory Commission. The chances of ChinaClear default are considered to be remote. In the remote event of a ChinaClear default, HKSCC’s liabilities in SSE and SZSE A-shares under its market contracts with clearing participants will be limited to assisting clearing participants in pursuing their claims against ChinaClear. HKSCC should in good faith, seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or through ChinaClear’s liquidation. In that event, the relevant Fund may suffer delay in the recovery process or may not fully recover its losses from ChinaClear.

Suspension Risk. Each of the Stock Exchange of Hong Kong (“SEHK”), SSE and SZSE reserves the right to suspend trading if necessary for ensuring an orderly and fair market and that risks are managed prudently. Consent from the relevant regulator would be sought before a suspension is triggered. Where a suspension is effected, a Fund’s ability to access the PRC market will be adversely affected.

Differences in Trading Day. The Stock Connect only operates on days when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. It is therefore possible that there are occasions when it is a normal trading day for the PRC market but the Funds cannot carry out any trading via the Stock Connect. The Funds may be subject to a risk of price fluctuations during the time when the Stock Connect is not trading as a result.

Restrictions on Selling Imposed by Front-end Monitoring. PRC regulations require that before an investor sells any A-share, there should be sufficient shares in the account; otherwise the SSE or SZSE will reject the sell order concerned. SEHK will carry out pre-trade checking on sell orders of its participants (i.e., the stock brokers) to ensure there is no over-selling. If a Fund intends to sell certain A-shares it holds, it must transfer those shares to the respective accounts of its broker(s) before the market opens on the day of selling (“trading day”). If it fails to meet this deadline, it will not be able to sell those shares on the trading day. Because of this requirement, a Fund may not be able to dispose of its holdings in a timely manner.

Operational Risk. The Stock Connect is premised on the functioning of the operational systems of the relevant market participants. Market participants are permitted to participate in this program subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. The securities regimes and legal systems of the two markets differ significantly and market participants may need to address issues arising from the differences on an on-going basis. There is no assurance that the systems of the SEHK and market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in both markets through Stock Connect could be disrupted. A Fund’s ability to access the market (and hence to pursue its investment strategy) may be adversely affected.

Regulatory Risk. The Stock Connect is a novel concept. The current regulations are relatively new and untested and there is no certainty as to how they will be applied. In addition, the current regulations are subject to change and there can be no assurance that the Stock Connect will not be abolished. New regulations may be issued from time to time by the regulators/stock exchanges in the PRC and Hong Kong in connection with operations, legal enforcement and cross-border trades under the Stock Connect. Funds may be adversely affected as a result of such changes.

Recalling of Eligible Stocks. When a stock is recalled from the scope of eligible stocks for trading via the Stock Connect, the stock can only be sold but is restricted from being bought. This may affect the investment portfolio or strategies of the relevant Funds, for example, if the Adviser wishes to purchase a stock that is recalled from the scope of eligible stocks.

No Protection by Investor Compensation Fund. Investment in SSE and SZSE A-shares via the Stock Connect is conducted through brokers, and is subject to the risks of default by such brokers’ in their obligations. Investments of Funds are not covered by the Hong Kong’s Investor Compensation Fund, which has been established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong. Since default matters in respect of SSE and SZSE A-shares via Stock Connect do not involve products listed or traded in SEHK or Hong Kong Futures Exchange Limited, they will not be covered by the Investor Compensation Fund. Therefore, the Funds are exposed to the risks of default of the broker(s) it engages in its trading through the Stock Connect.

Risks of Investing through China Bond Connect. The China Growth Fund may invest in bonds traded in the China Interbank Bond Market (“CIBM”) through the Bond Connect program (“Bond Connect Securities”). Bond Connect is an arrangement between Hong Kong and Mainland China that enables Hong Kong and overseas investors to trade various types of fixed income instruments in the CIBM through a connection between the relevant respective financial infrastructure institutions. Eligible foreign investors may submit trade requests for bonds circulated in the CIBM market through offshore electronic bond trading platforms (such as Tradeweb and Bloomberg), which will in turn transmit the requests for quotation to the China Foreign Exchange Trade System & National Interbank Funding Centre (“CFETS”). CFETS will send the requests for quotation to a number of approved onshore dealers (including market makers and others engaged in the market making business) in Mainland China. The approved onshore dealers will respond to the requests for quotation via CFETS and CFETS will send their responses to those eligible foreign investors through the same offshore electronic bond trading platforms. Once the eligible foreign investor accepts the quotation, the trade is concluded on CFETS. Under the settlement link between CMU, as an offshore custody agent, and the China Central Depository & Clearing Co. (“CCDC”) or the Shanghai Clearing House (“SCH”), as onshore custodians and clearing institutions in Mainland China, CCDC or SCH will effect gross settlement of confirmed trades onshore and CMU will process bond settlement instructions from CMU members on behalf of eligible foreign investors in accordance with its relevant rules. Since the introduction of delivery versus payment (“DVP”) settlement, the movement of cash and securities is carried out simultaneously on a real-time basis. However, it should be noted that there is no assurance that settlement risks can be eliminated and DVP settlement practices in the PRC may differ from practices in developed markets. In particular, such settlement may not be instantaneous and be subject to a delay of a period of hours. Where the counterparty does not perform its obligations under a transaction or there is otherwise a failure due to CCDC or SCH (as applicable), the Fund may sustain losses.

Trading through Bond Connect is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function properly or will continue to be adapted to changes and developments in the market. In the event that the relevant systems fail to function properly, trading through Bond Connect may be disrupted. The Fund’s ability to trade through Bond Connect (and hence to pursue its investment strategy) may therefore be adversely affected.

A failure or delay by CMU, CCDC or SCH in the performance of their respective obligations may result in a failure of settlement, or the loss, of Bond Connect Securities and/or monies in connection with them and the Fund may suffer losses as a result. In the event that the nominee holder (i.e., CMU) becomes insolvent, such Bond Connect Securities may form part of the pool of assets of the nominee holder available for distribution to its creditors and the Fund, as a beneficial owner, may have no rights whatsoever in respect thereof.

Under the prevailing applicable Bond Connect regulations, the Fund participates in Bond Connect through an offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agents.

Trading through Bond Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested, which could pose risks to the Fund. Furthermore, the Fund’s investments through Bond Connect will be held on behalf of the Fund via a book entry omnibus account in the name of the CMU maintained with a Mainland China-based custodian (either CCDC or SCH). The Fund’s ownership interest in investments through Bond Connect will not be reflected directly in book entry with CCDC or SCH and will instead only be reflected on the books of its Hong Kong sub-custodian. This custody arrangement subjects the Fund to various risks, including the risk that the Fund may have a limited ability to enforce rights as a beneficial owner as well as the risks of settlement delays and counterparty default or error of the Hong Kong sub-custodian. While the ultimate investors hold a beneficial interest in their investments through Bond Connect, the mechanisms that beneficial owners may use to enforce their rights are relatively new and courts in Mainland China have limited experience in applying the concept of beneficial ownership. As such, the Fund may not be able to participate in corporate actions affecting its rights as a bondholder, such as timely payment of distributions, due to time constraints or for other operational reasons. Bond Connect trades are settled in CNY and investors must have timely access to a reliable supply of CNY in Hong Kong, which may incur conversion costs and cannot be guaranteed. Moreover, Bond Connect Securities generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

Investing through Bond Connect will subject the Fund to Chinese laws and rules applicable to investors in Chinese fixed income instruments. Therefore, the Fund’s investments through Bond Connect are generally subject to Mainland China’s securities laws and listing requirements, among other restrictions. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Bond Connect. The Fund will not benefit from access to Hong Kong’s Investor Compensation Fund, which is set up to protect against defaults of trades, when investing through Bond Connect. Finally, uncertainties in Mainland China’s tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for the Fund. The withholding tax treatment of interests and capital gains payable to overseas investors currently is unsettled.

Bond Connect is a relatively new program and may be subject to further interpretation, guidance or modifications. Laws, rules, regulations, policies, notices, circulars or guidelines relating to the Bond Connect as published or applied by any of the authorities are untested and are subject to change from time to time. There can be no assurance that Bond Connect will not be restricted, suspended, discontinued or abolished in the future. In addition, the trading, settlement and information technology systems required for overseas investors to trade through Bond Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Bond Connect could be disrupted. In addition, the application and interpretation of the laws and regulations of Hong Kong and Mainland China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of Bond Connect are uncertain and may affect the Fund’s investments.

Bond Connect is only available on days when markets in both Mainland China and Hong Kong are open. As a result, prices of Bond Connect Securities may fluctuate at times when the Fund is unable to add to or exit their positions and, therefore, may limit the Fund’s ability to trade when it would otherwise do so.

Potential lack of liquidity due to low trading volume of certain Bond Connect Securities may result in prices of certain fixed income securities traded on such market fluctuating significantly, which may expose the Fund to liquidity risks. The bid and offer spreads of the prices of Bond Connect Securities may be large, and the Fund may therefore incur significant trading and realization costs and may even suffer losses when disposing of such investments.

Hedging activities under Bond Connect are subject to Bond Connect regulations and any prevailing market practice. There is no guarantee that the Fund will be able to carry out hedging transactions at terms which are satisfactory and to the best interest of the Fund. The Fund may also be required to unwind its hedge in unfavorable market conditions.

The People’s Bank of China will exercise on-going supervision of the Fund as a participant in the CIBM and may take relevant administrative actions such as suspension of trading and mandatory exit against the Fund and/or the Adviser in the event of non-compliance with the local market rules as well as Bond Connect regulations.

As a result of investing in the PRC, the Fund may be subject to withholding and various other taxes imposed by the PRC.

Except for interest income from certain bonds (i.e., government bonds, local government bonds and railway bonds which are entitled to a 100% PRC Corporate Income Tax (“CIT”) exemption and 50% CIT exemption respectively in accordance with the Implementation Rules to the Enterprise Income Tax Law and a circular dated March 19, 2016 on the Circular on Income Tax Policies on Interest Income from Railway Bonds under Caishui 2016 No. 30), interest income derived by non-resident institutional investors from other bonds traded through Bond Connect is PRC-sourced income and should be subject to PRC withholding income tax at a rate of 10% and value-added tax (“VAT”) at a rate of 6%. On November 22, 2018, the Ministry of Finance and State Administration of Taxation jointly issued Circular 108, the circular dated 7 November 2018 on the Taxation Policy of Corporate Income Tax and Value-Added Tax in relation to Bond Investments made by Offshore Institutions in Domestic Bond Market, to clarify that foreign institutional investors (including foreign institutional investors under Bond Connect) are temporarily exempt from PRC withholding income tax and VAT with respect to bond interest income derived in the PRC bond market for the period from November 7, 2018 to November 6, 2021. Circular 108 is silent on the PRC withholding income tax and VAT treatment with respect to non-government bond interest derived prior to November 7, 2018, which is subject to clarification from the PRC tax authorities.

Capital gains derived by non-resident institutional investors (with no place or establishment or permanent establishment in the PRC) from the trading of bonds through the Bond Connect are technically non PRC-sourced income under the current CIT law and regulations, therefore, not subject to PRC CIT. While the PRC tax authorities are currently enforcing such non-taxable treatment in practice, there is a lack of clarity on such non-taxable treatment under the current CIT regulations.

The tax law and regulations of the PRC are constantly changing, and they may be changed with retrospective effect to the advantage or disadvantage of shareholders. The interpretation and applicability of the tax law and regulations by tax authorities may not be as consistent and transparent as those of more developed nations, and may vary from region to region. It should also be noted that any provision for taxation made by the Adviser may be excessive or inadequate to meet final tax liabilities. Consequently, shareholders may be advantaged or disadvantaged depending upon the final tax liabilities, the level of provision and when they subscribed and/or redeemed their shares of the Fund.

Forward Foreign Currency Transactions. The foreign securities held by each Fund may be denominated in foreign currencies and the Funds may hold foreign currency in connection with such investments. As a result, the value of the assets held by the Funds may be affected favorably or unfavorably by changes in foreign currency exchange rates, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Funds may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have historically experienced a steady devaluation relative to the U.S. dollar. Any continued devaluations in the currencies in which a Fund’s securities are denominated may have a detrimental impact on that Fund.

A Fund may enter into forward foreign currency contracts (“forward currency contracts”) in an effort to control some of the uncertainties of foreign currency rate fluctuations. The Funds may engage in forward currency contracts as an attempt to hedge against changes in foreign currency exchange rates affecting the values of securities that the Funds hold or intend to purchase. A forward currency contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract. The Funds will not engage in forward currency contracts in which the specified future date is more than one year from the time of entering into the contract. Each Fund will not enter into a forward currency contract if such contract would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s securities or other assets denominated in that currency.

The Emerging Markets ex China Growth Fund may also enter into forward currency exchange contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Adviser. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.

The Funds may use forward currency contracts to fix the value of certain securities it has agreed to buy or sell. For example, when a Fund enters into a contract to purchase or sell securities denominated in a particular foreign currency, the Fund could effectively fix the maximum cost of those securities by purchasing or selling a forward currency contract, for a fixed value of another currency, in the amount of foreign currency involved in the underlying transaction. In this way, a Fund can protect the value of securities in the underlying transaction from an adverse change in the exchange rate between the currency of the underlying securities in the transaction and the currency denominated in the forward currency contract during the period between the date the security is purchased or sold and the date on which payment is made or received.

The Funds may also use forward currency contracts to hedge the value, in U.S. dollars, of securities they currently own. For example, if a Fund held securities denominated in a foreign currency and anticipated a substantial decline (or increase) in the value of that currency against the U.S. dollar, the Fund may enter into a forward currency contract to sell (or purchase), for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of all or a portion of the securities held which are denominated in such foreign currency.

Upon the maturity of a forward currency transaction, a Fund may either accept or make delivery of the currency specified in the contract or, at any time prior to maturity, enter into a closing transaction that involves the purchase or sale of an offsetting contract. An offsetting contract terminates a Fund’s contractual obligation to deliver the foreign currency pursuant to the terms of the forward currency contract by obligating the Fund to purchase the same amount of the foreign currency, on the same maturity date and with the same currency trader, as specified in the forward currency contract. The Funds realize a gain or loss as a result of entering into such an offsetting contract to the extent the exchange rate between the currencies involved moved between the time of the execution of the original forward currency contract and the offsetting contract.

The use of forward currency contracts to protect the value of securities against the decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities the Fund owns or intends to acquire, but it does fix a future rate of exchange. Although such contracts minimize the risk of loss resulting from a decline in the value of the hedged currency, they also limit the potential for gain resulting from an increase in the value of the hedged currency. The benefits of forward currency contracts to a Fund will depend on the ability of the Adviser to accurately predict future currency exchange rates.

Foreign Currency Futures. Each Fund may enter into foreign currency futures. Generally, foreign futures contracts will be executed on a U.S. exchange. To the extent they are not, however, engaging in such transactions will involve the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic (U.S.) exchange regulates the activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the exchange may be liquidated by a transaction on the appropriate domestic market. Moreover, applicable laws or regulations will vary depending on the foreign country in which the foreign futures transaction occurs. Therefore, entities (such as the Funds) that trade foreign futures contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, CFTC regulations, the rules of the National Futures Association or those of a domestic (U.S.) exchange. In particular, monies received from customers for foreign futures transactions may not be provided the same protections as monies received in connection with transactions on U.S. futures exchanges. In addition, the price of any foreign futures and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time the order for the futures contract is placed and the time it is liquidated, offset or exercised.

High-Yield/High-Risk Securities. Each Fund may invest in high-yield/high-risk securities. High-yield/high-risk securities (or “junk” bonds) are debt securities rated below investment grade by the primary rating agencies (such as Standard & Poor’s, Moody’s Ratings or Fitch Ratings).

High-yield securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. Issuers of such high-yield securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high-yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high-yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a Fund’s net asset value.

A Fund may have difficulty disposing of certain high-yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high-yield securities, a Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Fund’s ability to dispose of particular issues and may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund’s assets. Market quotations generally are available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

Illiquid Securities. Illiquid securities are any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Board of Trustees has adopted a Liquidity Risk Management Program as required by Rule 22e-4 under the 1940 Act, pursuant to which the administrator of the Liquidity Risk Management Program (the “Liquidity Risk Management Program Administrator”) determines and monitors each security’s liquidity. The Board of Trustees has designated the Adviser’s Liquidity Risk Management Committee, which is a multidisciplinary committee comprised of individuals serving in various roles in different departments with the Adviser, as the Liquidity Risk Management Program Administrator.

Dislocations in certain parts of markets are resulting in reduced liquidity for certain investments. It is uncertain when financial markets will improve and economic conditions will stabilize. Liquidity of financial markets may also be affected by government intervention and political, social, health, economic or market developments. During periods of market stress, a Fund’s assets could potentially experience significant levels of illiquidity.

Inflation. Certain Funds’ investments are subject to inflation risk, which is the risk that the real value of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of a Fund’s assets can decline as can the purchasing power of the Fund’s distributions). A Fund’s dividend rates or borrowing costs, where applicable, may increase during periods of inflation. This may further reduce the Fund’s performance. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the U.S. or global economy and changes in monetary or economic policies (or expectations that these policies may change). The rate of inflation in many countries worldwide has increased in recent years due to supply chain disruptions, fiscal or monetary stimulus, energy price increases, wage inflation and geopolitical events, including armed conflicts, among other factors. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by a Fund. Risks associated with inflation are greater for debt instruments with longer maturities and especially those that pay a fixed rather than the variable interest rate. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets. There is no guarantee that actions taken by the Fed and other governmental bodies to reduce inflation will be effective.

Investment Companies. Subject to the provisions of the 1940 Act and rules thereunder, each Fund may invest in the shares of investment companies that may include ETFs or business development companies. The Emerging Markets ex China Growth Fund may also invest in closed-end funds and unit investment trusts. Investment in other investment companies may provide advantages of diversification and increased liquidity; however, when a Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses. Several foreign governments permit investments by non-residents in their markets only through participation in certain investment companies specifically organized to participate in such markets. In addition, investments in unit trusts and country funds permit diversified investments in foreign markets that are smaller than those in which a Fund would ordinarily invest directly. Investments in such pooled vehicles should enhance the geographical diversification of a Fund’s assets, while reducing the risks associated with investing in certain smaller foreign markets. Investments in such vehicles should provide increased liquidity and lower transaction costs than are normally associated with direct investments in such markets; however, when a Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.

Aggressive Investment Technique Risk. Other investment companies may use investment techniques and financial instruments that could be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Another investment company’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Such instruments, particularly when used to create leverage, may expose the other investment company to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques also exposes another investment company to risks different from, or possibly greater than, the risks associated with investing directly in securities on which the aggressive technique is based, including: 1) the risk that an instrument is temporarily mispriced; 2) credit, performance or documentation risk on the amount each other investment company expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and another investment company will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust another investment company’s position in a particular instrument when desired.

Borrowing/Leverage Risk. Other investment companies may borrow money for investment purposes, commonly referred to as “leveraging.” As a result, the other investment company’s exposure to fluctuations in the price of its assets will be increased as compared to its exposure if the fund did not borrow. Borrowing activities by another investment company will amplify any increase or decrease in the net asset value of the fund. In addition, the interest which the other investment company pays on borrowed money, together with the additional costs of maintaining a borrowing facility, are additional costs borne by the fund and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the other investment company compared with what it would have been without borrowing. When the other investment company borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its portfolio holdings even though it may be disadvantageous to do so at the time.

Commodity Risk. Investing in other investment companies that have exposure to investments in the commodities market may subject a Fund to greater volatility than investments in traditional securities. Commodities include metals, energy, agricultural products, livestock and minerals. Certain other investment companies may buy certain commodities (such as gold) or may invest in commodity-linked derivative instruments. The value of commodities, commodity-linked investments, derivatives and commodity contracts are affected by a variety of factors, including, but not limited to: global supply and demand, changes in inflation and interest rates, commodity index volatility, foreign currency exchange rates and factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, government regulation, tariffs and taxes, world events, epidemics and public health emergencies and economic, political and regulatory developments. A Fund’s ability to invest in other investment companies that invest in or have exposure to investments in the commodities market may be significantly limited by the federal income tax rules applicable to regulated investment companies.

Concentration Risk. Some other investment companies may be concentrated in a narrow industry. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the other investment company will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments. An index-based other investment company may have significant exposure to individual companies or industry sectors that constitute a significant portion of the referenced index. As a result, such an other investment company will be more susceptible to the risks associated with that specific company or industry sector, which may be different from the risks generally associated with the companies contained in the index. In addition, a Fund may invest in investment companies that focus on hedging or alternative investment strategies.

Correlation Risk. There is a risk that changes in the value of hedging instruments used on other investment companies will not match those of the investment being hedged. Other investment companies benchmarked to an inverse multiple of an index should lose value as the index or security underlying such ETF’s benchmark is increasing (gaining value), a result that is the opposite from traditional mutual funds.

Currency Risk. Each Fund’s assets and net asset value are denominated in U.S. dollars. Investing in other investment companies that have exposure to currencies other than the U.S. dollar involves certain risks. The value of such other investment company’s shares relates directly to the value of foreign securities held by the other investment company. Fluctuations in the price of foreign securities could materially and adversely affect the value of the other investment company’s shares. The price of the currency may fluctuate widely. Several factors may affect the price of the currency, including, but not limited to: debt level and trade deficit; inflation rates of the United States and foreign countries and investors’ expectations concerning inflation rates; investment and trading activities of mutual funds, hedge funds and currency funds; and global or regional political, economic or financial events and situations. In addition, a currency may not maintain its long-term value in terms of purchasing power in the future. When the price of the country’s currency declines relative to another currency, it is expected that the price of another investment company’s holding such a currency will decline as well.

Distressed and Defaulted Securities Risk. The other investment companies may invest in the securities of financially distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically, such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

Geographical Concentration Risk. Certain other investment companies that focus their investments in particular countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. In addition, currency devaluations could occur in countries that have not yet experienced currency devaluation to date or could continue to occur in countries that have already experienced such devaluations. As a result, other investment companies that focus their investments in a particular geographic region or country may be more volatile than a more geographically diversified fund.

Non-Diversified Risk. Certain other investment companies have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers. This would make the performance of the other investment company more susceptible to a single economic, political or regulatory event than a diversified mutual fund or ETF might be. This risk may be particularly acute with respect to another investment company whose index underlying its benchmark comprises a small number of stocks or other securities.

Large Redemptions. Large redemption activity could result in a Fund being forced to sell portfolio securities at a loss or before the Adviser would otherwise decide to do so. In such circumstances, the large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance. Periods of market illiquidity may exacerbate this risk for fixed income and money market funds. To the extent a Fund is invested in a money market fund, regulation applicable to money market funds may subject the Fund’s redemption from such money market fund to liquidity fees and/or redemption gates under certain circumstances, including in periods of market illiquidity. Large redemptions may also result in increased expense ratios (including as a result of the Fund’s expenses being allocated over a smaller asset base), higher and/or accelerated levels of realized capital gains or losses with respect to a Fund’s portfolio securities, higher brokerage commissions and other transaction costs. Large redemptions can also affect the liquidity of the Fund’s portfolio because the Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of the Fund’s net asset value. Large redemptions may result in a Fund no longer remaining at an economically viable size, in which case, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments in the Fund at an inopportune time.

Large Trade Notifications. A Fund or its agent may from time to time receive notice that a current or prospective investor will place, or that a financial intermediary has received, a purchase, redemption or exchange order for a large trade in a Fund’s shares. A Fund may determine to enter into portfolio transactions in anticipation of that order, even though the order may not have been processed at the time a Fund entered into such portfolio transactions. This practice provides for a closer correlation between the time shareholders place large trade orders and the time a Fund enters into portfolio transactions based on those orders and may permit a Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate its investment positions, in the case of redemption orders. The current or prospective shareholder or financial intermediary, as applicable, may not, however, ultimately process the order. In this case, (i) if a Fund enters into portfolio transactions in anticipation of an order for a large redemption of Fund shares; or (ii) if a Fund enters into portfolio transactions in anticipation of an order for a large purchase of Fund shares and such portfolio transactions occur on the date on which the current or prospective shareholder or financial intermediary, as applicable, indicated that such order would occur, the Fund will bear any borrowing, trading overdraft or other transaction costs or investment losses resulting from such portfolio transactions. Conversely, the Fund would benefit from any earnings and investment gains resulting from such portfolio transactions.

Lending. The Funds have no present intention to lend portfolio securities.

Limited Liability Companies (“LLCs”). Consistent with its investment objective and policies and subject to the limitations of the Code and the 1940 Act, each Fund may invest in common units or other securities of LLCs, including preferred units, subordinated units and debt securities. LLC common units represent an equity ownership interest in an LLC, entitling the holder to a share of the LLC’s success through distributions and/or capital appreciation. LLCs typically do not pay federal income tax at the entity level and are typically required by their operating agreements to distribute a large percentage of their current operating earnings. In the event of liquidation, LLC common unit holders have a right to the LLC’s remaining assets after bond holders, other debt holders and preferred unit holders, if any, have been paid in full. LLC common units may trade on a national securities exchange or over-the-counter.

Market Conditions and Events. As global economies and financial markets become increasingly interconnected, political, economic and other conditions and events in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease, epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, economic sanctions, tariffs, or trade restrictions, may also adversely impact the performance of a Fund. Such events may result in, among other things, closing borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political (including geopolitical) or economic conditions or events. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to such conditions and events that affect the instruments in which the

Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. In addition, such negative political (including geopolitical) and economic conditions and events could disrupt the processes necessary for a Fund’s operations.

U.S. and global markets have at times experienced significant volatility, including as a result of disruptions in the banking sector. Continued volatility and uncertainty in financial markets, a downturn in economic and financial conditions could have an adverse impact on the Funds and issuers in which they invest.

In addition, certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which a Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative affect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

New Companies. The Funds may invest their assets in the securities of companies with continuous operations of less than three years (“new companies”). Investments in new companies involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements and accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of new companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because such companies normally have fewer securities outstanding than larger companies, it may be more difficult for the Funds to buy or sell significant amounts of such securities without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones.

Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed, and the prices of the companies’ securities could significantly decline in value. Therefore, an investment in the Funds may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in more established, larger companies.

Non-Diversification Risk. The Large Cap Growth Fund, Global Leaders Fund and China Growth Fund are non-diversified, meaning that they are permitted to invest a larger percentage of their respective assets in fewer issuers than diversified mutual funds. Thus, each Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments.

Publicly Traded Partnerships. Publicly traded partnerships are limited partnerships (or limited liability companies), the units of which are listed and traded on a securities exchange. The Funds may invest in publicly traded partnerships that are treated as partnerships for federal income tax purposes. These include master limited partnerships (“MLPs”) and other entities qualifying under limited exceptions in the Code. Many MLPs derive income and capital gain from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource, or from real property. The value of MLP units fluctuates predominantly based on prevailing market conditions and the success of the MLP. The Funds may purchase common units of an MLP on an exchange as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions, but a Fund will be required for federal income tax purposes to include in its taxable income its allocable share of the MLP’s income regardless of whether any distributions are made by the MLP. Thus, if the distributions received by a Fund are less than that Fund’s allocable share of the MLP’s income, the Fund may be required to sell other securities so that it may satisfy the requirements to qualify as a regulated investment company and avoid federal income and excise taxes. Common units typically have priority as to minimum quarterly distributions. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of MLP units of a particular MLP are also exposed to a remote possibility of liability for the obligations of that MLP under limited circumstances not expected to be applicable to the Funds. In addition, the value of a Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. If an MLP does not meet current federal income tax requirements to maintain partnership status, or if it is unable to do so because of federal income tax law changes, it would be taxed as a corporation. In that case, the MLP would be obligated to pay federal income tax at the entity level and distributions received by a Fund generally would be taxed as dividend income for federal income tax purposes. As a result, there could be a reduction in a Fund’s cash flow and there could be a material decrease in the value of that Fund’s shares. A Fund will not acquire any interests in MLPs that are believed to expose the assets of the Fund to liabilities incurred by the MLP.

Real Estate Investment Trusts (“REITs”). REITs are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two. “Equity” REITs invest primarily in real estate that produces income from rentals. “Mortgage” REITs invest primarily in mortgages and derive their income from interest payments. REITs usually specialize in a particular type of property and may concentrate their investments in particular geographical areas. REITs issue stocks and most REIT stocks trade on the major stock exchanges or over-the-counter. REITs are subject to volatility from risks associated with investments in real estate and investments dependent on income from real estate, such as fluctuating demand for real estate and sensitivity to adverse economic conditions. In addition, the failure of a REIT to continue to qualify as a REIT for federal income tax purposes would have an adverse effect upon the value of an investment in that REIT.

Repurchase Agreements. In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Fund is entitled to sell the underlying collateral. The loss, if any, to a Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Fund may be delayed or limited. Although no definitive creditworthiness criteria are used, the Adviser reviews the creditworthiness of the banks and non-bank dealers with which a Fund enters into repurchase agreements to evaluate those risks. The Adviser will review and monitor the creditworthiness of broker-dealers and banks with which a Fund enters into repurchase agreements. A Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

Restricted Securities. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended

(the “Securities Act”). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund would be in a position where more of its net assets are invested in illiquid securities, including restricted securities that are not readily marketable (except for 144A Securities and 4(a)(2) commercial paper deemed to be liquid), than is permitted by its investment restrictions, the Fund will take such steps as it deems advisable, if any, in accordance with its procedures for monitoring liquidity.

Royalty Income Trusts. A royalty income trust is a trust whose securities are listed on a securities exchange, generally in Canada or the U.S., and that controls an underlying company whose business is the acquisition, exploitation, production and sale of oil and natural gas. Royalty income trusts generally pay out to unit holders the majority of the cash flow that they receive from the production and sale of underlying oil and natural gas reserves. The amount of distributions paid on royalty income trust units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policies adopted. As a result of distributing the bulk of their cash flow to unit holders, the ability of a royalty income trust to finance internal growth through exploration is limited. Royalty income trusts generally grow through acquisition of additional oil and gas properties or producing companies with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Royalty income trusts are exposed to many of the same risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk.

Small Companies. While smaller companies generally have the potential for rapid growth, investments in smaller companies often involve greater risks than investments in larger, more established companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. In addition, a Fund and its investments may be adversely impacted by volatility and other developments associated with market trading activity and investor interest, including those driven by factors unrelated to financial performance or market conditions. The value of investments, particularly short positions or exposures, may fluctuate dramatically in these circumstances. When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. These risks are intensified for investments in micro cap companies. Investors should be aware that, based on the foregoing factors, an investment in the Mid Cap Value Fund, Small-Mid Cap Core Fund, Small-Mid Cap Growth Fund, Small-Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Global Leaders Fund, International Small Cap Growth Fund, Emerging Markets Growth Fund, Emerging Markets ex China Growth Fund and Emerging Markets Small Cap Growth Fund and, to a lesser extent, the Growth Fund, Large Cap Growth Fund, International Leaders Fund, International Growth Fund, Institutional International Growth Fund, Emerging Markets Leaders Fund and China Growth Fund may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Adviser’s research efforts may also play a greater role in selecting securities for the portfolio than in a fund that invests in larger, more established companies.

Special Purpose Acquisition Companies. The Growth Fund, Large Cap Growth Fund, Mid Cap Value Fund, Small-Mid Cap Core Fund, Small-Mid Cap Growth Fund, Small-Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Global Leaders Fund, International Leaders Fund, International Growth Fund, Institutional International Growth Fund, International Small Cap Growth Fund, Emerging Markets Leaders Fund, Emerging Markets Growth Fund, Emerging Markets ex China Growth Fund, Emerging Markets Small Cap Growth Fund and China Growth Fund may invest in stock, warrants and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover operating expenses) in U.S. Government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the SPAC dissolves and returns to investors their pro rata share of the assets. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition that will be subject to shareholder approval. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.

Temporary Defensive Position. Each Fund may significantly alter its make-up as a temporary defensive strategy. A defensive strategy will be employed if, in the judgment of the Adviser, investments in a Fund’s usual markets or types of investments become decidedly unattractive because of current or anticipated non-normal market conditions, including adverse economic, financial, political and social factors. For temporary defensive purposes, a Fund may invest up to 100% of its assets in other types of securities or assets, including high-quality commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities and repurchase agreements, or it may retain funds in cash. At such time as the Adviser determines that a Fund’s defensive strategy is no longer warranted, a Fund will adjust its portfolio back to its normal complement of securities as soon as practicable. When a Fund is invested defensively, it may not meet its investment objective.

U.S. Government Securities. There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury, while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

U.S. Government securities may include “zero-coupon” securities that have been stripped by the U.S. Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality.

Interest rates on U.S. Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the U.S. Government securities in a Fund’s portfolio does not guarantee the net asset value of the shares of a Fund. There are market risks inherent in all investments in securities and the value of an investment in a Fund will fluctuate over time. Normally, the value of investments in U.S. Government securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in U.S. Government securities will tend to decline, and as interest rates fall the value of a Fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as Ginnie Mae Certificates. Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to a Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a Fund’s average portfolio maturity. As a result, a Fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

When-Issued or Delayed Delivery Transactions. Each Fund may purchase newly issued securities on a when-issued basis and may purchase or sell portfolio securities on a delayed delivery basis (including on a to-be-announced (TBA) basis). When a Fund purchases securities on a when-issued or a delayed delivery basis, it becomes obligated to purchase the securities and it has all the rights and risks attendant to ownership of the securities, although delivery and payment occur at a later date. A Fund will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. A Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

At the time a Fund makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. Normally, settlement occurs within one month of the purchase or sale.

To the extent a Fund engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring securities consistent with the Fund’s investment objective and policies and not for the purpose of investment leverage or to speculate on interest rate changes. A Fund may also engage in when-issued or delayed delivery purchases for the purpose of managing risk associated with interest rate changes. Each Fund reserves the right to sell securities purchased on a when-issued or delayed delivery basis before the settlement date if deemed advisable.

ADDITIONAL INFORMATION ABOUT THE FUNDS

General. The public offering price of all share classes of a Fund is the next determined net asset value. No initial sales charge or contingent deferred sales charge is imposed. Since a Fund’s shares are sold without an initial sales charge, the full amount of the investor’s purchase payment will be invested in shares for the investor’s account. Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value of that Fund next determined after receipt by the Distributor or the transfer agent of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see “General Trust Information—Determination of Net Asset Value”) and transmitted to the Distributor or the transfer agent prior to a specified time before the start of the next business day will be confirmed at a price based on the net asset value determined on the day the order was received by the dealer or financial services firm (“trade date”). The Funds reserve the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased.

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds’ shares. Some may establish a higher minimum investment requirement than established by the Funds. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients’ return. Firms also may hold the Funds’ shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds’ transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds through the Distributor for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their client’s accounts for servicing including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and reimbursement of cash dividends. Such firms may receive compensation from the Funds through the Distributor for these services. This Statement of Additional Information should be read in connection with such firms’ material regarding their fees and services.

The Funds reserve the right to withdraw all or any part of the offering made by this Statement of Additional Information and reject purchase orders. Also, from time to time, each Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Certain financial intermediaries are authorized to accept purchase and redemption orders for the Funds’ shares. Those financial intermediaries may also designate other parties to accept purchase and redemption orders on the Funds’ behalf. Orders for purchase or redemption will be deemed to have been received by the Trust when such financial intermediaries or their authorized designees accept the orders. Subject to the terms of the contract between the Distributor and the financial intermediary, ordinarily orders will be priced at the Fund’s net asset value next computed after acceptance by such financial intermediaries or their authorized designees. Further, if purchases or redemptions of a Fund’s shares are arranged and settlement is made at an investor’s election through any other financial intermediary, that financial intermediary may, at its discretion, charge a fee for that service. The Trust and the Distributor each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trust and the Distributor may suspend or terminate the offering of shares of a Fund at any time for any reason.

Summary of Fees Paid to William Blair for Class N Shares. In addition to a management fee, under the Distribution Plan, the Funds pay a distribution fee to the Distributor, payable monthly, at the annual rate of 0.25% of average daily net assets of each Fund attributable to Class N shares. The fee is accrued daily as an expense of Class N shares. Class N shares of the Funds may reimburse William Blair for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services provided to shareholders whose shares are held of record in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. See “Other Payments to Third Parties and Affiliates” for more information.

Summary of Fees Paid to William Blair for Class I Shares. In addition to a management fee, Class I shares of the Funds may reimburse William Blair for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services provided to shareholders whose shares are held of record in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. See “Other Payments to Third Parties and Affiliates” for more information. The Funds do not pay a distribution fee for Class I shares.

Summary of Fees Paid to William Blair for Class R6 Shares and Institutional Funds. Class R6 shares of the Funds as well as the Institutional International Growth Fund pay a management fee but do not pay a distribution fee, sub-administration or sub-transfer agency fee.

Share Certificates. Share certificates will not be issued for any share class of the Funds.

Suspension of Redemption or Delay in Payment. The Trust may not suspend the right of redemption or delay payment on its shares for more than seven days except (a) during any period when the New York Stock Exchange is closed (other than on weekends and customary holidays); (b) when trading in the markets that the portfolio normally utilizes is restricted or any emergency exists as determined by the SEC, so that disposal of a Fund’s investments or determination of its net asset value is not reasonably practicable; or (c) for such other periods as the SEC may permit by order for protection of the Trust’s shareholders.

Special Redemptions. Although it is the present policy of the Funds to redeem shares in cash, the Trust reserves the right to pay the redemption price in whole or in part by a distribution of portfolio instruments in lieu of cash, in conformity with the applicable rules of the SEC, taking such instruments at the same value used to determine net asset value and selecting the instruments in such manner as the Board of Trustees may deem fair and equitable. If such a distribution occurs, shareholders receiving instruments and selling them before their maturity could receive less than the redemption value of such instruments and could also incur transaction costs. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Funds are obligated to redeem portfolio shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the portfolio during any 90-day period for any one shareholder of record. Distributions of portfolio instruments in redemption of shares is a taxable event to the redeeming shareholder for federal income tax purposes.

Exchange Privileges. Shareholders of Class N, Class I and Class R6 shares may exchange their shares for shares of the corresponding class of other William Blair Funds in accordance with the provisions set forth in the applicable Fund’s prospectus.

General. Exchanges will be effected by redeeming your shares and purchasing shares of the other William Blair Fund or William Blair Funds requested. Shares of a William Blair Fund with a value in excess of $1 million acquired by exchange from another William Blair Fund may not be exchanged thereafter until they have been owned for 15 days (the “15 Day Hold Policy”). For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services. The Funds reserve the right to reject any exchange order for any reason, including excessive, short-term (market timing) or other abusive trading practices that may disrupt portfolio management. The total value of shares being exchanged must at least equal the minimum investment requirement of the William Blair Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder’s adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other William Blair Funds from dealers, other firms or the Distributor. Exchanges may be accomplished by a written request or by telephone if the shareholder has given authorization. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for the William Blair Funds that are available for sale in the shareholder’s state of residence.

Conversion Privilege. Class N shareholders who are eligible to invest in Class I shares may request a conversion of their Class N shares to Class I shares of the same Fund. Class I shareholders who are eligible to invest in Class R6 shares may request a conversion of their Class I shares to Class R6 shares of the same Fund. The Funds will consider such requests on a case-by-case basis, provided eligibility requirements and relevant minimums are met. For federal income tax purposes, a same-Fund conversion is not expected to result in the realization by the investor of a capital gain or loss.

GENERAL TRUST INFORMATION

Determination of Net Asset Value. For each Fund, net asset value is determined as of the close of regular trading on the New York Stock Exchange, which is generally 3:00 p.m., Central time (4:00 p.m., Eastern time). Net asset value is not determined on the days that the New York Stock Exchange is closed, which generally includes the observance of New Year’s Day, Dr. Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value is not required to be computed on a day when no orders to purchase shares were received and no shares were tendered for redemption.

U.S. Equity Securities. The value of U.S. equity securities, including ETFs, is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the mean between the last reported bid and ask prices. Investments in other investment funds which are not traded on an exchange are valued at their respective net asset value per share.

Foreign Equity Securities. The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the mean between the last reported bid and ask prices. WBIM, as the Valuation Designee (as defined below), has determined that the passage of time between when the foreign exchanges or markets close and when a Fund computes its net asset value could cause the value of foreign equity securities to no longer be representative or accurate and, as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, a Fund may use an independent pricing service to fair value price the security as of the close of regular trading on the New York Stock Exchange. As a result, a Fund’s value for a security may be different from the last sale price (or the mean between the last reported bid and ask prices).

U.S. and Foreign Fixed Income Securities. Fixed income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions. Repurchase agreements are valued at cost, which approximates fair value.

Derivative Instruments. Option contracts on securities, currencies and other financial instruments traded on one or more exchanges are valued at their most recent sale price on the exchange on which they are traded most extensively. Option contracts on foreign indices are valued at the settlement price. Futures contracts (and options and swaps thereon) are valued at the most recent settlement price on the exchange on which they are traded most extensively. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate as supplied by an independent pricing service.

OTC swap contracts are valued by an independent pricing service. Depending on the product and the terms of the transaction, the independent pricing service may use a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates.

Centrally cleared swaps listed or settled on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices.

Other Valuation Factors. Securities, and other assets, for which a market quotation is not available, or is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value. The Board has appointed WBIM as the Funds’ valuation designee under Rule 2a-5 under the 1940 Act (“Valuation Designee”) to perform all fair valuations of the Funds’ portfolio investments, subject to the Board’s oversight. As the Valuation Designee, WBIM has established procedures for its fair valuation of the Funds’ portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation. The value of fair valued securities may be different from the last sale price (or the mean between the last reported bid and ask prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security. WBIM’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance and WBIM’s asset-based fees.

Federal Income Tax Matters. The following is intended to be a general summary of certain federal income tax consequences of investing in one or more Funds. It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable federal income tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (“IRS”), possibly with retroactive effect. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Fund Taxation. Each series (Fund) of the Trust is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected to be treated as a “regulated investment company” under Subchapter M of the Code, and intends to continue to so qualify in the future. As such, and by complying with the applicable provisions of the Code regarding the sources of its income, the amount and timing of its distributions and the diversification of its assets, each Fund generally will not be subject to federal income tax on its taxable income (including net short-term and net long-term capital gains) that is distributed to shareholders in accordance with the requirements of the Code. However, a Fund would be subject to federal income tax at corporate rates on any undistributed taxable income.

In order to qualify as a regulated investment company, a Fund must, among other things, (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships (which generally are partnerships that are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof), other than partnerships that derive 90% of their income from interest, dividends and other permitted regulated investment company income) (“qualifying income”), (ii) distribute with respect to each taxable year an amount equal to or exceeding the sum of 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things dividends, interest and the excess of any net short-term capital gains over net long-term capital losses as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and 90% of its tax-exempt interest income, net of expenses allocable thereto and (iii) at the end of each fiscal quarter (a) maintain at least 50% of the value of its total assets in cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities with such other securities limited, with respect to each issuer, to an amount no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (b) have no more than 25% of the value of its total assets invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. The requirements for qualification as a regulated investment company may significantly limit the extent to which a Fund may invest in some investments.

Each Fund intends to declare and make distributions during the calendar year of an amount sufficient to prevent imposition of a nondeductible 4% federal excise tax. The required distribution generally is the sum of (1) at least 98% of a Fund’s ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gain net income for the twelve-month period ending on October 31 of such calendar year and (3) the sum of all undistributed ordinary income and capital gain net income from any prior year, less any over-distribution from any prior year.

If in any taxable year a Fund fails to qualify as a regulated investment company under the Code, such Fund would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In such event, a Fund’s distributions (including net tax-exempt interest income and net long-term capital gains, if any), to the extent derived from its current or accumulated earnings and profits, would generally constitute dividends. Such income would generally be eligible for the dividends received deduction available to corporate shareholders. Furthermore, individual and other non-corporate shareholders generally would be able to treat such distributions as “qualified dividend income” eligible for reduced rates of federal income taxation, provided in both cases certain holding period and other requirements are satisfied.

For federal income tax purposes, a Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any. Any such loss carryforwards will retain their character as short-term or long-term. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. In the event that a Fund were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation. As of December 31, 2025, the following Funds had capital loss carryforwards approximating the amounts indicated (in thousands):

	Available Capital Loss Carryforwards
Fund	Short Term	Long Term	Total
Mid Cap Value Fund	$—	$—	$—
Small-Mid Cap Value Fund	86	62	148
Small Cap Value Fund	14,835	57,546	72,381
International Leaders Fund	—	—	—
International Small Cap Growth Fund	20,526	—	20,526
Emerging Markets Leaders Fund	42,258	15,108	57,366
Emerging Markets Growth Fund	—	—	—
Emerging Markets ex China Growth Fund	—	—	—
China Growth Fund	2,086	924	3,010

If a Fund invests in certain positions, such as zero-coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to shareholders to avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Funds may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues, as discussed above.

A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Special federal income tax provisions may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses or alter the holding periods of certain of a Fund’s securities. Specifically, the mark-to-market rules of the Code may require a Fund to recognize unrealized gains and losses on certain options on broad-based equity indices, forward contracts, futures and foreign currency futures held by a Fund at the end of its taxable year. Under these provisions, 60% of any gain or loss deemed to be recognized at the end of the Fund’s taxable year or arising from actual sales of such positions during the taxable year will generally be treated as long-term capital gain or loss, and 40% of any such gain or loss will generally be treated as short-term capital gain or loss. Although certain foreign currency forward contracts and foreign currency futures contracts are marked-to-market, any gain or loss related to foreign currency fluctuations is generally treated as ordinary income or loss under Section 988 of the Code (see below). In addition, the straddle rules of the Code require deferral of certain losses realized on positions of a straddle to the extent that the portfolio has unrealized gains in offsetting positions at year end. Furthermore, a Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing such Fund to realize gain, but not loss, on the position.

Generally, the character of the income or capital gains that a Fund receives from another investment company, including certain ETFs, will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Each Fund may invest to a limited degree in publicly traded partnerships that are treated as partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership, which generally includes MLPs, is treated as qualifying income from which a Fund must derive 90% of its gross income. However, at the end of each quarter of its taxable year, no more than 25% of the value of a Fund’s total assets may be invested in securities of qualified publicly traded partnerships. Income a Fund derives from an entity taxed as a partnership but not a qualified publicly traded partnership is treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the Fund. For federal income tax purposes, a Fund will be taxable on its allocable share of the income of an entity taxed as a partnership regardless of whether the Fund receives any distribution from the partnership. Thus, a Fund may be required to sell other securities in order to satisfy the distribution requirements imposed upon regulated investment companies and to avoid federal income and excise taxes. Distributions from a partnership to a Fund will constitute a return of capital to the extent of the Fund’s basis in the partnership. If a Fund’s basis is reduced to zero, distributions will constitute capital gains for federal income tax purposes.

Certain income from investments in MLPs is included in the “combined qualified business income amount” that is eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. Regulated investment companies currently cannot pass the special character of this income through to shareholders. As a result, direct investors in MLPs may be entitled to this deduction while investors that invest in a Fund that invest in MLPs will not.

Each Fund may invest to a limited degree in royalty income trusts. Distributions from such trusts will be treated as dividend income eligible under the 90% income test described above if the trust is treated as a corporation for U.S. federal income tax purposes. The Funds intend to invest only in royalty income trusts treated as corporations for U.S. federal income tax purposes.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions that involve certain foreign currency-denominated securities, certain foreign currency options, foreign currency forward contracts, foreign currencies or payables or receivables denominated in a foreign currency are generally subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. For example, if a Fund sold a foreign bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. If such transactions result in higher net ordinary income, the dividends paid by the Fund will be increased.

If a Fund receives an “excess distribution” with respect to stock in a passive foreign investment company (“PFIC”), the Fund itself may be subject to federal income tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. A foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under a qualified electing fund election that currently is available in certain circumstances, a Fund generally would be required to include in its gross income its share of the PFIC’s income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules discussed above relating to the taxation of excess distributions would not apply. In addition, another election may be available that would involve marking to market a Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and treated as ordinary income or loss (subject to certain limitations). If this election were made, federal income tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Funds have elected, or intend to elect, to mark-to-market their investments, if any, in PFICs. A Fund’s intention to qualify annually as a regulated investment company may limit its options with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a Fund that did not invest in PFIC shares.

A Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends received deduction and generally will not constitute qualified dividend income, although such dividends may be eligible for a 20% deduction with respect to individuals, trusts and estates, as described in more detail below.

Under a notice issued by the IRS, a portion of a Fund’s income from residual interests in real estate mortgage investment conduits (“REMICs”) or from a REIT (or other pass-through entity) that is attributable to the REIT’s residual interest in a REMIC or an equity interest in a taxable mortgage pool (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or taxable mortgage pool interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

Shareholder Taxation. Shareholders will be subject to federal income taxes on distributions made by the Funds out of earnings and profits whether received in cash or additional shares of the Funds. Distributions of net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than qualified dividend income, if any, will be taxable to shareholders as ordinary income. Distributions of qualified dividend income, as such term is defined in Section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and qualified foreign corporations), by a Fund to its non-corporate shareholders generally will be taxed at the federal income tax rates applicable to net capital gain, provided certain holding period and other requirements described below are satisfied at both the Fund and shareholder levels. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxable to non-corporate shareholders at a maximum federal income tax rate of 20%, without regard to how long a shareholder has held shares of a Fund. Distributions of net investment income received by corporate shareholders of the Fund may qualify for the 50% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations during the year, provided that certain holding period and other requirements under the Code are satisfied at both the Fund and shareholder levels. Generally, however, dividends received on stocks of foreign issuers are not eligible for the dividends received deduction.

To be eligible for treatment as qualified dividend income, shareholders generally must hold their shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. In order for dividends received by a Fund’s shareholders to be treated as qualified dividend income, the Fund must also meet holding period and other requirements with respect to such dividend paying stocks it owns. A dividend will not be treated as qualified dividend income at the Fund level if the dividend is received with respect to any share of stock held for 60 days or fewer during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 90 days or fewer during the 181-day period beginning 90 days before such date). In addition to the above holding period requirements, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level), (1) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (2) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest or (3) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with an exception for stock that is readily tradable on an established securities market in the United States) or (b) treated as a PFIC for its current or preceding taxable year or a surrogate foreign corporation that is not treated as a domestic corporation under Section 7874(b) of the Code.

Qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. A Fund that receives qualified REIT dividends may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from a Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If a Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income while direct investors in REITs may be entitled to the deduction.

Distributions declared by a Fund during October, November or December to shareholders of record during such months and paid by January 31 of the following year will be treated for federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which they are declared, rather than in the calendar year in which they are received. After the close of each calendar year, each Fund will notify its shareholders of the amount and type of dividends and distributions it paid.

Certain distributions reported by a Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of a Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such a period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain dividends paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale or exchange of shares will be disallowed if the shareholder acquires other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the shareholder’s basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.

Each Fund is required to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

When a shareholder opens an account, IRS regulations require that the shareholder provide a taxpayer identification number (TIN), certify that it is correct, and certify that he, she or it is not subject to backup withholding under IRS regulations. If a shareholder fails to provide a TIN or the proper tax certifications, each Fund is required to withhold 24% of all the distributions (including dividends and capital gain distributions) and redemption proceeds paid to the shareholder. Each Fund is also required to begin backup withholding on an account if the IRS instructs it to do so. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.

Foreign Taxation. Investment income received or capital gains recognized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

A Fund may qualify for and make an election permitted under the “pass through” provisions of Section 853 of the Code, which allows a regulated investment company to elect to have its foreign tax credit taken by its shareholders. To be eligible for this election, more than 50% of the value of the Fund’s total assets at the close of its taxable year must consist of stock or securities in foreign corporations, and the Fund must have distributed at least 90% of its (i) investment company taxable income (determined without regard to the deduction for dividends paid) and (ii) net tax-exempt interest income, if any, for such taxable year.

If a Fund makes this election, it may not take any foreign tax credit and may not take a deduction for foreign taxes paid. However, the Fund would be allowed to include the amount of foreign taxes paid in its dividends paid deduction. Each shareholder would include in his, her or its gross income, and treat as paid by such shareholder, his, her or its proportionate share of the foreign taxes paid by the Fund and may take either a credit or deduction for such foreign taxes on his, her or its federal income tax return, subject in each case to certain limitations contained in the Code. No deduction may be claimed by a shareholder who does not itemize deductions for federal income tax purposes. Foreign shareholders may be subject to U.S. federal withholding tax on deemed income resulting from the pass-through election but may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

If a Fund is not eligible for the election to pass through to its shareholders their proportionate shares of any foreign taxes paid by the Fund, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Fund and will not be required to include such taxes in their gross income.

If the U.S. Government were to impose any restrictions, through taxation or other means, on foreign investments by U.S. investors the Board of Trustees will promptly review the Funds’ policies to determine whether significant changes in its investments are appropriate.

Other Taxes. Dividends and distributions also may be subject to state and local taxes. In some states, a state and/or local tax exemption may be available to the extent distributions of a Fund are attributable to the interest it receives on (or in the case of intangible property taxes, the value of its assets is attributable to) direct obligations of the U.S. government, provided that in some states certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders are urged to consult their tax advisors regarding the application of federal, foreign, state and local taxes to their particular situation. Non-U.S. investors who invest in the Funds when such investment is not treated as being effectively connected with the conduct of a U.S. trade or business will generally be subject to U.S. federal income tax treatment that is different from that described above and in the Prospectus. Such investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on dividends and certain other payments from the Funds, and must provide the Funds with an effective IRS Form W-8 or authorized substitute for Form W-8. However, a Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) reported as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly reported by the Fund. A Fund may choose not to report such amounts. Non-U.S. investors should consult their tax advisors regarding such treatment and the application of foreign taxes to an investment in the Funds.

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, the “Foreign Account Tax Compliance Act” or “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions. A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Special rules apply to foreign persons who receive distributions from a Fund that are attributable to gain from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or former United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if a Fund is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and will be subject to U.S. federal withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., ordinary income or USRPI gain) will vary depending on the extent of the non-U.S. shareholder’s current and past ownership of a Fund.

In addition, if a Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares of a fund if the fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled qualified investment entities.

Shareholders should consult their tax advisors about the application of the provisions of tax law, including foreign, state and local tax laws, in light of their particular tax situations before investing in the Funds.

Independent Registered Public Accounting Firm. The Trust’s independent registered public accounting firm is Ernst & Young LLP, 155 North Wacker Drive, Chicago, Illinois 60606. Ernst & Young LLP audits and reports upon the Trust’s annual financial statements, reviews certain regulatory reports, reviews the Trust’s federal and state tax returns and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.

Custodian. The Trust’s custodian, State Street Bank and Trust Company (“State Street”), State Street Financial Center, One Congress Street, Boston, Massachusetts 02114-2016, has custody of all securities and cash of the Trust and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Trust, as well as certain bookkeeping, data processing and administrative services pertaining to the Trust’s operations, including compliance monitoring and preparation of the Trust’s tax returns. The Adviser pays State Street’s compliance monitoring fees.

Transfer Agent Services. SS&C Global Investor and Distribution Solutions, Inc. (“SS&C GIDS”), P.O. Box 219137, Kansas City, Missouri 64121, is the Trust’s transfer agent and dividend-paying agent. SS&C GIDS, as the shareholder service agent, provides certain bookkeeping, data processing and administrative services pertaining to the maintenance of shareholder accounts.

Reports to Shareholders. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

SHAREHOLDER RIGHTS

The Funds are the 18 series currently offered for sale by the Trust. All shares of each William Blair Fund have equal rights with respect to dividends, assets and liquidation of a portfolio and equal, noncumulative voting rights. Noncumulative voting rights allow the holder or holders of a majority of shares, voting together for the election of Trustees, to elect all the Trustees. All shares of each William Blair Fund will be voted in the aggregate, except when a separate vote by a William Blair Fund is required under the 1940 Act. Shares are fully paid and non-assessable when issued, are transferable without restriction and have no preemptive or conversion rights.

Under Delaware law, the Trust generally is not required to hold annual shareholders’ meetings. Upon the written request of ten or more shareholders that have held Trust shares for at least six months in an amount equal to the lesser of 1% of the outstanding shares, the Trust will either disseminate appropriate materials (at the expense of the requesting shareholders) or provide such shareholders access to a list of names and addresses of all shareholders of record. The written notice must state that the shareholders making such request wish to communicate with the other shareholders to obtain the signatures necessary to demand a meeting to consider removal of a Trustee. The Trust will hold shareholders’ meetings when requested to do so in writing by one or more shareholders collectively holding at least 10% of the shares entitled to vote, such request specifying the purpose or purposes for which each meeting is to be called, or when determined by a majority of the Board of Trustees in their discretion. Shareholders’ meetings also will be held in connection with the following matters: (1) the election or removal of Trustees, if a meeting is called for such purpose; (2) the adoption of any contract for which shareholder approval is required by the 1940 Act; (3) any termination of the Trust, if a meeting is called for such purpose; (4) certain amendments to the Declaration of Trust; (5) any merger, consolidation or sale of all or substantially all assets of the Trust; (6) incorporation of the Trust; and (7) such additional matters as may be required by law, the Declaration of Trust, the By-Laws of the Trust or any registration of the Trust with the SEC or any state, or that the Trustees may consider necessary or desirable, such as changes in fundamental investment objectives, policies or restrictions.

The Trustees serve until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of their successors or until a director sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote or by a majority of the Trustees. In accordance with the 1940 Act, the Trust will hold a shareholders’ meeting for the election of Trustees at such time that (1) less than a majority of the Trustees has been elected by the shareholders and (2) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees have been elected by the shareholders. A Trustee may be removed from office by a vote of the holders of a majority of the outstanding shares entitled to vote.

Derivative Claims of Shareholders. The By-Laws contain provisions regarding derivative claims of shareholders. Under these provisions, a shareholder must make a pre-suit demand upon the Board to bring the subject action unless an effort to cause the Board to bring such an action is not likely to succeed. For purposes of the foregoing sentence, a demand on the Board shall only be deemed not likely to succeed and therefore excused if a majority of the Board, or a majority of any committee of the Board established to consider the merits of such action, is composed of Trustees who are not “Independent Trustees” (as that term is defined in the Delaware Statutory Trust Act).

Unless a demand is not required under the foregoing first paragraph, shareholders eligible to bring such derivative action under the Delaware Statutory Trust Act who collectively hold at least 10% of the outstanding shares of the Trust, or who collectively hold at least 10% of the outstanding shares of the fund or class to which such action relates, shall join in the request for the Board to commence such action. Further, unless a demand is not required under the foregoing first paragraph, the Board must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Board shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Board determine not to bring such action.

Forum for Adjudication of Disputes. The By-Laws provide that, unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, Officer or other agent of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware Statutory Trust Act or the Declaration of Trust or the By-Laws, (iv) any action to interpret, apply, enforce or determine the validity of the Declaration of Trust or the By-Laws or (v) any action asserting a claim governed by the internal affairs doctrine shall be the U.S. District Court for the District of Delaware or the Court of Chancery of the State of Delaware, or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior Court of the State of Delaware.

The By-Laws provide that any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust shall be deemed to have notice of and consented to the provisions relating to forum for adjudication of disputes terms contained in the By-Laws, and to have waived any argument relating to the inconvenience of the forums referenced above in connection with any action or proceeding described in the foregoing paragraph.

This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with Trustees, Officers or other agents of the Trust and its service providers, which may discourage such lawsuits with respect to such claims. If a court were to find the forum selection provision contained in the By-Laws to be inapplicable or unenforceable in an action, the Trust may incur additional costs associated with resolving such action in other jurisdictions.

TRUST HISTORY

The Trust is a Delaware statutory trust organized under a Declaration of Trust dated September 3, 1999. The Trust was formerly organized as a Maryland corporation on September 22, 1987 under the name of William Blair Ready Reserves, Inc. (the “Company”). On April 30, 1991, a reorganization of the Company and Growth Industry Shares, Inc., a Maryland corporation, occurred such that Growth Industry Shares, Inc. was reorganized into a separate portfolio of the Company, the Growth Fund, and the Company changed its name to William Blair Mutual Funds, Inc. On December 15, 1999, the Company was reorganized into the Trust and changed its name to William Blair Funds. The Trust operates as an open-end, management investment company, as defined in the 1940 Act. Presently, the Trust is offering shares of 18 William Blair Funds. All of the series of the Trust, except the Large Cap Growth Fund, Global Leaders Fund and China Growth Fund, are diversified portfolios. The Board of Trustees of the Trust may, however, establish additional portfolios with different investment objectives, policies and restrictions in the future.

FINANCIAL INFORMATION OF THE TRUST

The Funds’ audited financial statements, including the notes thereto, contained in the Funds’ Financial Statements and Other Information for the fiscal year ended December 31, 2025, and report of independent registered public accounting firm, are incorporated herein by reference. Additional copies of the Financial Statements and Other Information may be obtained without charge by calling the Trust.

APPENDIX A

RATINGS OF DEBT OBLIGATIONS

COMMERCIAL PAPER RATINGS

A S&P Global Ratings commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P Global Standard and Poor’s for commercial paper:

“A-1”—A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

“A-2”—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3”—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B”—A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C”—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D”—A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for commercial paper:

“P-1”—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2”—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3”—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP”—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings’ short-term ratings apply generally to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

“F-1”—Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F-2”—Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

“F-3”—Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

“B”—Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C”—High Short-Term Default Risk. Default is a real possibility.

“RD”—Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D”—Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

CORPORATE LONG-TERM DEBT RATINGS

The following summarizes the ratings used by S&P Global Ratings for corporate and municipal debt:

“AAA”—An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA”—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A”—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB”—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC,” and “C”—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB”—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B”—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC”—An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC”—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C”—An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D”—An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

PLUS (+) OR MINUS (-)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

“Aaa”—Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk

“Aa”—Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A”—Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa”—Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba”—Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B”—Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa”—Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca”—Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”—Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

The following summarizes the ratings used by Fitch Ratings for corporate bonds:

“AAA”—Highest Credit Quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. The capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”—Very High Credit Quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”—High Credit Quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB”—Good Credit Quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB”—Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B”—Highly Speculative. “B” ratings indicate that material credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC”—Substantial Credit Risk. “CCC” ratings indicate that default is a real possibility.

“CC”—Very High Levels of Credit Risk. “CC” ratings indicate that default of some kind appears probable.

“C”—Exceptionally High Levels of Credit Risk. “C” indicates that default is imminent or inevitable.

Ratings in the categories of “CCC,” “CC” and “C” can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

“RD”—Restricted default. “RD” ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating.

“D”—Default. “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.

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